[BEAR STEARNS LOGO]                                        [MORGAN STANLEY LOGO]

                                   ----------
                                      TOP22
                                   ----------

                                 $1,540,620,000
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                  AS DEPOSITOR

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                      PRINCIPAL COMMERCIAL FUNDING II, LLC
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                            AS MORTGAGE LOAN SELLERS

                                   ----------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

                                   ----------
                                 MARCH 29, 2006

BEAR, STEARNS & CO. INC.                                    MORGAN STANLEY
CO-LEAD BOOKRUNNING MANAGER                          CO-LEAD BOOKRUNNING MANAGER

--------------------------------------------------------------------------------
                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.
--------------------------------------------------------------------------------

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

TRANSACTION FEATURES

o    Sellers:

                                         NO. OF     NO. OF      CUT-OFF DATE    % OF
SELLERS                                  LOANS    PROPERTIES     BALANCE ($)    POOL
-------------------------------------------------------------------------------------

Wells Fargo Bank, National Association     103        107        511,471,346     30.0
Morgan Stanley Mortgage Capital Inc.        50         66        510,894,202     30.0
Bear Stearns Commercial Mortgage, Inc.      42         71        414,206,083     24.3
Principal Commercial Funding II, LLC        19         19        180,546,310     10.6
Principal Commercial Funding, LLC            8          8         87,579,407      5.1
-------------------------------------------------------------------------------------
TOTAL:                                     222        271      1,704,697,348    100.0
-------------------------------------------------------------------------------------

o    Loan Pool:

     o    Average Cut-off Date Balance: $7,678,817;

     o    Largest Mortgage Loan by Cut-off Date Balance: $120,000,000

     o    Five largest and ten largest loans: 21.3% and 29.2% of pool, respectively

o    Credit Statistics:

     o    Weighted average debt service coverage ratio of 2.03x

     o    Weighted average post IO debt service coverage ratio of 1.95x

     o    Weighted average current loan-to-value ratio of 57.8%; weighted average balloon loan-to-value ratio of 50.0%

o    Property Types:

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Manufactured
Housing
Community      Retail   Office   Hospitality   Multifamily   Industrial   Other   Self Storage
------------   ------   ------   -----------   -----------   ----------   -----   ------------

2.4%            35.0%    21.3%      12.3%          9.6%         9.1%       5.4%       5.0%

Notes: "Other" collateral consists of Mixed Use, Parking, and Leased Fee.

o    Call Protection: (as applicable)

     o    56.6% of the pool (124 loans) has a lockout period ranging from 24 to
          38 payments from origination, then defeasance provisions.

     o    15.9% of the pool (39 loans) has a lockout period ranging from 25 to
          60 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%.

     o    15.7% of the pool (48 loans) has a lockout period ranging from 24 to
          35 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance two years following securitization.

     o    7.0% of the pool (1 loan) is freely prepayable with the greater of yield maintenance and a prepayment premium of 1.0% for 25 payments, and then permits the greater of yield maintenance and a prepayment premium of 1.0% or defeasance.

     o    2.7% of the pool (6 loans) is freely prepayable with a yield maintenance premium.

     o    0.9% of the pool (1 loan) has a lockout period of 59 payments from origination, then a yield maintenance premium.

     o    0.7% of the pool (1 loan) has a lockout period of 35 payments from origination, then permits prepayment with the greater of yield maintenance and a prepayment premium of 1.0% for 5 payments and then defeasance provisions.

     o    0.4% of the pool (2 loans) has a lockout period ranging from 23 to 35 payments from origination, then permits prepayment with the greater of yield maintenance and a prepayment premium of 1.0% ranging from 2 to
          10 payments, followed by a period permitting the greater of yield maintenance and a prepayment premium of 1.0% or defeasance.

o    Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying
     Agent in addition to detailed payment and delinquency information.
     Information provided by the Paying Agent is expected to be available at
     www.ctslink.com/cmbs. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying
     Agent's website.

o    Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.

o    Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

                                       T-2

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

OFFERED CERTIFICATES

                                                                                                         APPROXIMATE    CERTIFICATE
            INITIAL                                                                    EXPECTED FINAL      INITIAL     PRINCIPAL TO
         CERTIFICATE     SUBORDINATION       RATINGS        AVERAGE      PRINCIPAL      DISTRIBUTION    PASS-THROUGH       VALUE
CLASS   BALANCE (1)(2)     LEVELS(3)     (FITCH/MOODY'S)   LIFE(4)(5)   WINDOW(4)(6)       DATE(4)         RATE(7)       RATIO(8)
-----------------------------------------------------------------------------------------------------------------------------------

A-1      $ 96,790,000       27.000%         AAA / Aaa         2.99         1 - 51          7/12/10          [_]%           42.2%
A-2      $212,000,000       27.000%         AAA / Aaa         4.64        51 - 60          4/12/11          [_]%           42.2%
A-3      $ 95,100,000       27.000%         AAA / Aaa         6.55        76 - 83          3/12/13          [_]%           42.2%
A-AB     $ 81,500,000       27.000%         AAA / Aaa         7.17        60 - 109         5/12/15          [_]%           42.2%
A-4      $563,831,000       27.000%         AAA / Aaa         9.67       109 - 119         3/12/16          [_]%           42.2%
A-1A     $195,208,000       27.000%         AAA / Aaa         9.06        1 - 119          3/12/16          [_]%           42.2%
A-M      $170,469,000       17.000%         AAA / Aaa         9.89       119 - 119         3/12/16          [_]%           47.9%
A-J      $125,722,000        9.625%         AAA / Aaa         9.92       119 - 120         4/12/16          [_]%           52.2%

PRIVATE CERTIFICATES (9)

            INITIAL
          CERTIFICATE                                                                       EXPECTED      APPROXIMATE    CERTIFICATE
          BALANCE OR                                                                          FINAL         INITIAL       PRINCIPAL
            NOTIONAL        SUBORDINATION       RATINGS         AVERAGE      PRINCIPAL    DISTRIBUTION    PASS-THROUGH     TO VALUE
CLASS      AMOUNT(1)            LEVELS      (FITCH/MOODY'S)   LIFE(4)(5)   WINDOW(4)(6)      DATE(4)        RATE(7)        RATIO(8)
------------------------------------------------------------------------------------------------------------------------------------

X       $1,704,697,348(10)         --          AAA / Aaa            --              --            --     Variable Rate        --
B       $   31,963,000          7.750%         AA / Aa2           9.98       120 - 120       4/12/16          [_]%          53.3%
C       $   12,785,000          7.000%         AA- / Aa3         10.60       120 - 140      12/12/17          [_]%          53.7%
D       $   25,570,000          5.500%          A / A2           12.15       140 - 162      10/12/19          [_]%          54.6%
E       $   14,917,000          4.625%          A- / A3          14.08       162 - 171       7/12/20          [_]%          55.1%
F       $   14,916,000          3.750%        BBB+ / Baa1        14.23       171 - 171       7/12/20          [_]%          55.6%
G       $   14,916,000          2.875%        BBB / Baa2         14.47       171 - 175      11/12/20          [_]%          56.1%
H       $    8,523,000          2.375%        BBB- / Baa3        14.56       175 - 175      11/12/20          [_]%          56.4%
J-P     $   40,487,348             --              --               --              --            --          [_]%            --

Notes:   (1)  In the case of each such Class, subject to a permitted variance of plus or minus 5%.

         (2)  For purposes of making distributions to the Class A-1, Class A-2,
              Class A-3, Class A-AB, Class A-4, and Class A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, Loan Group 1 and Loan Group 2. Loan Group 1 will consist of 189 mortgage loans, representing approximately 88.5% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan Group 2 will consist of 33 mortgage loans, representing approximately 11.5% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date. Loan
              Group 2 will include approximately 95.5% of the aggregate
              principal balance of all the mortgage loans secured by multifamily properties and manufactured housing community properties.
              Generally, the Class A-1, Class A-2, Class A-3, Class A-AB, and
              Class A-4 certificates will only be entitled to receive
              distributions of principal collected or advanced in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A certificates has been reduced to zero, and the Class A-1A certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in Loan Group 2 until the certificate principal balances of the Class A-1, Class A-2, Class A-3, Class A-AB, and
              Class A-4 certificates have been reduced to zero. However, on or after any distribution date on which the certificate principal balances of the Class A-M through Class P certificates have been reduced to zero, or the aggregate appraisal reduction is greater than the aggregate certificate principal balances of such classes, distributions of principal collected or advanced in respect of the entire pool of mortgage loans will be distributed to the Class
              A-1, Class A-2, Class A-3, Class A-AB, Class A-4 and Class A-1A
              certificates, pro rata without regard to loan groups.

         (3)  The percentages indicated under the column "Subordination Levels"
              with respect to the Class A-1, A-2, A-3, A-AB, A-4 and A-1A
              Certificates represent the approximate credit support for the
              Class A-1, A-2, A-3, A-AB, A-4 and A-1A Certificates in the
              aggregate.

         (4)  Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

         (5)  Average life is expressed in terms of years.

         (6)  Principal window is the period (expressed in terms of months and commencing with the month of May 2006) during which distributions of principal are expected to be made to the holders of each designated Class.

         (7)  The Class A-1, A-2, A-3, A-AB, A-4, A-1A, A-M, A-J, B, C, D, E, F,
              G and H Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage which percentage may be zero. The Class X Certificates will accrue interest at a variable rate as described herein.

         (8)  Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and the Certificate Balances of
              all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio, calculated as described herein. The Class A-1,
              A-2, A-3, A-AB, A-4 and A-1A Certificate Principal to Value Ratio
              is calculated based upon the aggregate of the Class A-1, A-2, A-3,
              A-AB, A-4 and A-1A Certificate Balances.

         (9)  Certificates to be offered privately pursuant to Rule 144A.

         (10) The Class X Notional Amount is defined herein and in the
              Prospectus Supplement.

                                       T-3

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

I.   ISSUE CHARACTERISTICS

     Issue Type:                     Public: Classes A-1, A-2, A-3, A-AB, A-4,
                                     A-1A, A-M, and A-J (the "Offered
                                     Certificates")

                                     Private (Rule 144A): Classes X, B, C, D, E,
                                     F, G, H, J, K, L, M, N, O and P

     Securities Offered:             $1,540,620,000 monthly pay, multi-class,
                                     commercial mortgage REMIC Pass-Through
                                     Certificates, including eight principal and
                                     interest classes (Classes A-1, A-2, A-3,
                                     A-AB, A-4, A-1A, A-M, and A-J)

     Sellers:                        Wells Fargo Bank, National Association,
                                     Morgan Stanley Mortgage Capital Inc., Bear
                                     Stearns Commercial Mortgage, Inc.,
                                     Principal Commercial Funding II, LLC and
                                     Principal Commercial Funding, LLC

     Co-lead Bookrunning Managers:   Bear, Stearns & Co. Inc. and Morgan Stanley
                                     & Co. Incorporated

     Master Servicer:                Wells Fargo Bank, National Association

     Primary Servicers:              Principal Global Investors, LLC (with
                                     respect to the individual loans sold by
                                     Principal Commercial Funding II, LLC and
                                     Principal Commercial Funding, LLC); Wells
                                     Fargo Bank, National Association (with
                                     respect to the individual loans sold by it,
                                     Morgan Stanley Mortgage Capital Inc., and
                                     Bear Stearns Commercial Mortgage, Inc.)

     Special Servicer:               ARCap Servicing, Inc.

     Trustee:                        LaSalle Bank National Association

     Paying Agent and Registrar:     Wells Fargo Bank, National Association

     Cut-Off Date:                   April 1, 2006. For purposes of the
                                     information contained in this term sheet,
                                     scheduled payments due in April 2006 with
                                     respect to mortgage loans not having
                                     payment dates on the first of each month
                                     have been deemed received on April 1, 2006,
                                     not the actual day on which such scheduled
                                     payments were due.

     Expected Closing Date:          On or about April 20, 2006

     Distribution Dates:             The 12th of each month, commencing in May
                                     2006 (or if the 12th is not a business day,
                                     the next succeeding business day)

     Advancing:                      The Master Servicer is required to advance
                                     delinquent monthly mortgage payments to the
                                     extent recoverable. If the Master Servicer
                                     determines that a previously made advance
                                     is not recoverable, the Master Servicer
                                     will reimburse itself from the Certificate
                                     Account for the amount of the advance, plus
                                     interest. The reimbursement will be taken
                                     first from principal distributable on the
                                     Certificates and then interest. The Master
                                     Servicer has discretion to defer to later
                                     periods any reimbursements that would be
                                     taken from interest on the Certificates.

     Minimum Denominations:          $25,000 for the A-1, A-2, A-3, A-AB, A-4,
                                     A-1A, A-M, and A-J Certificates; with
                                     investments in excess of the minimum
                                     denominations made in multiples of $1.

     Settlement Terms:               DTC, Euroclear and Clearstream, same day
                                     funds, with accrued interest

     Legal/Regulatory Status:        Classes A-1, A-2, A-3, A-AB, A-4, A-1A,
                                     A-M, and A-J are expected to be eligible
                                     for exemptive relief under ERISA. No Class
                                     of Certificates is SMMEA eligible.

     Risk Factors:                   THE CERTIFICATES INVOLVE CERTAIN RISKS AND
                                     MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE
                                     THE "RISK FACTORS" SECTION OF THE
                                     PROSPECTUS SUPPLEMENT AND THE "RISK
                                     FACTORS" SECTION OF THE PROSPECTUS

                                       T-4

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

II.  CLASS X CHARACTERISTICS

     Class X Notional Amount:        The Notional Amount of the Class X
                                     Certificates will be equal to the aggregate
                                     of the Certificate Balances of the classes
                                     of Principal Balance Certificates
                                     outstanding from time to time.

     Class X Pass-Through Rate:      The Pass-Through Rate applicable to the
                                     Class X Certificates for the initial
                                     Distribution Date will equal approximately
                                     [_]% per annum. The Pass-Through Rate
                                     applicable to the Class X Certificates for
                                     each Distribution Date subsequent to the
                                     initial Distribution Date will equal the
                                     weighted average of the respective strip
                                     rates (the "Class X Strip Rates") at which
                                     interest accrues from time to time on the
                                     respective components of the total Notional
                                     Amount of the Class X Certificates
                                     outstanding immediately prior to the
                                     related Distribution Date (weighted on the
                                     basis of the respective balances of such
                                     components outstanding immediately prior to
                                     such Distribution Date). Each of those
                                     components will be comprised of the related
                                     class of the Principal Balance
                                     Certificates.

                                     For any Distribution Date, the applicable
                                     Class X Strip Rate with respect to each
                                     such component will equal the excess, if
                                     any, of (a) the Weighted Average Net
                                     Mortgage Rate for such Distribution Date,
                                     over (b) the Pass-Through Rate for such
                                     Distribution Date for the related class of
                                     Principal Balance Certificates. Under no
                                     circumstances will any Class X Strip Rate
                                     be less than zero.

                                       T-5

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

     Prepayment Premium              Any Prepayment Premiums/Yield Maintenance
     Allocation:                     Charges colleced with respect to a
                                     Mortgage Loan in Loan Group 1 during any
                                     particular Collection Period will be
                                     distributed to the holders of Class A-1,
                                     A-2, A-3, A-AB, A-4, A-M, A-J, B, C, D, E,
                                     F, G, and Class H Certificates then
                                     entitled to distributions of principal on
                                     such Distribution Date in an amount equal
                                     to the lesser of (i) such Prepayment
                                     Premium/Yield Maintenance Charge and (ii)
                                     the Prepayment Premium/Yield Maintenance
                                     Charge multiplied by the product of (a) a
                                     fraction, the numerator of which is equal
                                     to the amount of principal distributed to
                                     the holders of that Class on the
                                     Distribution Date, and the denominator of
                                     which is the total amount distributed as
                                     principal to all classes of certificates
                                     except the Class A-1A distributed on that
                                     distribution date, and (b) a fraction not
                                     greater than one or less than zero, the
                                     numerator of which is equal to the excess,
                                     if any, of the Pass-Through Rate applicable
                                     to that Class, over the relevant Discount
                                     Rate (as defined in the Prospectus
                                     Supplement), and the denominator of which
                                     is equal to the excess, if any, of the
                                     Mortgage Rate of the Mortgage Loan that
                                     prepaid, over the relevant Discount Rate.

                                     Any Prepayment Premiums/Yield Maintenance
                                     Charges collected with respect to a
                                     Mortgage Loan in Loan Group 2 during any
                                     particular Collection Period will be
                                     distributed to the holders of Class A-1A
                                     Certificates if such Class is entitled to
                                     distributions of principal on such
                                     Distribution Date in an amount equal to the
                                     lesser of (i) such Prepayment Premium/Yield
                                     Maintenance Charge and (ii) the Prepayment
                                     Premium/Yield Maintenance Charge multiplied
                                     by the product of (a) a fraction, the
                                     numerator of which is equal to the amount
                                     of principal distributed to the holders of
                                     that Class on the Distribution Date, and
                                     the denominator of which is the total
                                     amount distributed as principal to the
                                     Class A-1A Certificates distributed on that
                                     distribution date, and (b) a fraction not
                                     greater than one or less than zero, the
                                     numerator of which is equal to the excess,
                                     if any, of the Pass-Through Rate applicable
                                     to that Class, over the relevant Discount
                                     Rate (as defined in the Prospectus
                                     Supplement), and the denominator of which
                                     is equal to the excess, if any, of the
                                     Mortgage Rate of the Mortgage Loan that
                                     prepaid, over the relevant Discount Rate.

                                     The portion, if any, of the Prepayment
                                     Premium/Yield Maintenance Charge remaining
                                     after such payments to the holders of the
                                     Principal Balance Certificates will be
                                     distributed to the holders of the Class X
                                     Certificates.

                                     The following is an example of the
                                     Prepayment Premium Allocation under (ii)
                                     above based on the information contained
                                     herein and the following assumptions:

                                     o    Two Classes of Certificates:  Class
                                          A-2 and X

                                     o    The characteristics of the Mortgage
                                          Loan being prepaid are as follows:

                                          o    Mortgage Rate:  6.00%

                                          o    Maturity Date:  10 years

                                          o    Loan Group: 1

                                     o    The Discount Rate is equal to 4.50%

                                     o    The Class A-2 Pass-Through Rate is
                                          equal to 4.75%

                                                                     CLASS A-2 CERTIFICATES
                                     -------------------------------------------------------------------------
                                                                                                      YIELD
                                                                                                   MAINTENANCE
                                                          METHOD                       FRACTION     ALLOCATION
                                     ---------------------------------------------  -------------  -----------
                                                                                      CLASS A-2     CLASS A-2
                                                                                    -------------  -----------

                                     (Class A-2 Pass-Through Rate - Discount Rate)  (4.75%-4.50%)
                                     ---------------------------------------------  -------------     16.67%
                                           (Mortgage Rate -  Discount Rate)         (6.00%-4.50%)

                                                                    CLASS X CERTIFICATE
                                     -------------------------------------------------------------------------
                                                                                                      YIELD
                                                                                                   MAINTENANCE
                                                          METHOD                       FRACTION     ALLOCATION
                                     ---------------------------------------------  -------------  -----------

                                              1 - Class A-2 YM Allocation             1 - 16.67%      83.33%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

                                       T-6

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

III. COLLATERAL DESCRIPTION

                                TEN LARGEST LOANS

                               MORTGAGE
                                 LOAN                            PROPERTY      CUT-OFF     % OF
NO.        PROPERTY NAME        SELLER       CITY      STATE       TYPE     DATE BALANCE   POOL
-----------------------------------------------------------------------------------------------

1.   Chesterbrook/Glenhardie
     Portfolio (1)                MSMC   Wayne          PA     Office       $120,000,000   7.0%
2.   Alderwood Mall               MSMC   Lynwood        WA     Retail       $103,268,302   6.1%
3.   Mervyns Portfolio (2)       BSCMI   Various      Various  Retail       $ 64,190,000   3.8%
4.   Olympic Plaza                MSMC   Los Angeles    CA     Office       $ 39,962,516   2.3%
5.   12601 Fair Lakes Circle      WFB    Fairfax        VA     Office       $ 35,000,000   2.1%
6.   234 West 48th Street       PCF II   New York       NY     Other        $ 30,000,000   1.8%
7.   Commerce Center            PCF II   Nashville      TN     Office       $ 29,972,925   1.8%
8.   60 Thompson Street           WFB    New York       NY     Hospitality  $ 29,000,000   1.7%
9.   1 Route 46 West             BSCMI   Totowa         NJ     Mixed Use    $ 24,000,000   1.4%
10.  Hopewell Crossing
     Shopping Center              PCF    Hopewell       NJ     Retail       $ 22,932,846   1.3%
-----------------------------------------------------------------------------------------------
     TOTALS/WEIGHTED AVERAGES                                               $498,326,588  29.2%
-----------------------------------------------------------------------------------------------

                                    DSCR  CUT-OFF
       ROOMS/   LOAN PER  CURRENT   POST    DATE   BALLOON
NO.      SF     ROOM/ SF    DSCR     IO     LTV      LTV
----------------------------------------------------------

1.
     1,279,831  $     94   2.22x   2.22x   47.4%    47.4%
2.     564,856  $    373   1.82x   1.82x   48.4%    45.2%
3.   1,896,968  $     69   2.46x   2.46x   55.8%    55.8%
4.     244,448  $    163   1.39x   1.39x   59.8%    50.2%
5.     263,990  $    133   2.29x   2.29x   45.5%    45.5%
6.         334  $ 89,820   5.09x   5.09x   73.5%    73.5%
7.     228,567  $    131   1.31x   1.31x   71.4%    63.0%
8.          98  $295,918   3.53x   2.84x   43.5%    40.4%
9.     111,462  $    114   2.38x   2.38x   58.5%    58.5%
10.
       108,993  $    210   1.17x   1.17x   71.0%    43.7%
----------------------------------------------------------
                           2.26X   2.22X   54.0%    50.6%
----------------------------------------------------------

(1)  With respect to Chesterbrook/Glenhardie Portfolio, the mortgage loan is secured by 17 properties located in Wayne, Pennsylvania; all information listed in the above table reflects aggregate values based on the underlying mortgaged properties. Please refer to Appendix II of the Prospectus
     Supplement for further information pertaining to the individual properties.

(2)  With respect to Mervyns Portfolio, the mortgage loan is secured by 25 properties located throughout the United States; all information listed in the above table reflects aggregate values based on the underlying mortgaged properties. Please refer to Appendix II of the Prospectus Supplement for further information pertaining to the individual properties.

                                       T-7

                         $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

III. COLLATERAL DESCRIPTION

                                  5 YEAR LOANS

          MORTGAGE                                                                   CUT-OFF
MORTGAGE    LOAN                                                       PROPERTY       DATE
LOAN NO.   SELLER   PROPERTY NAME            CITY              STATE     TYPE        BALANCE
----------------------------------------------------------------------------------------------

    18      MSMC    Alderwood Mall           Lynnwood           WA    Retail      $103,268,302
    45       WFB    12601 Fair Lakes Circle  Fairfax            VA    Office      $ 35,000,000
    57      BSCMI   Bangor Parkade           Bangor             ME    Retail      $ 17,250,000
    71      BSCMI   Lake View US GSA Center  Suffolk            VA    Office      $ 14,470,000
    86      BSCMI   Carrier Towne Crossing   Grand Prairie      TX    Retail      $ 10,992,000
                                                                      Self
    97       WFB    A-American Sun Valley    Sun Valley         CA    Storage     $  9,187,863
                                                                      Self
   102       WFB    A-American La Verne      La Verne           CA    Storage     $  8,039,380
   104       WFB    Monterey Shore Plaza     Palm Desert        CA    Retail      $  7,600,000
   108      BSCMI   Paradise Largo           Largo              FL    Retail      $  7,325,000
   123      BSCMI   McKesson Distribution    Conroe             TX    Industrial  $  5,760,000
   136       WFB    Westlake Office Court    Westlake Village   CA    Office      $  4,995,221
   155       WFB    San Mateo Retail         San Mateo          CA    Retail      $  4,060,000
   175      BSCMI   CVS Jacksonville         Jacksonville       FL    Retail      $  3,475,000
   185       MSMC   74 & 98 Fox Island Road  Port Chester       NY    Industrial  $  3,250,000
                                                                      Self
   217       MSMC   U-Stor-It River Oaks     River Oaks         TX    Storage     $  2,600,000
                                                                      Self
   236       MSMC   U-Stor-It Northwest      Fort Worth         TX    Storage     $  2,200,000
   250      BSCMI   Eckerd - Chattanooga     Hixson             TN    Retail      $  1,700,000
   254       WFB    Sunrise Shopping Center  Elko               NV    Retail      $  1,648,164
   262      BSCMI   Prominence Point         Canton             GA    Retail      $  1,463,250
----------------------------------------------------------------------------------------------
                     TOTAL/WEIGHTED AVERAGES                                      $244,284,180
----------------------------------------------------------------------------------------------

          % OF                            DSCR                      REM.    REM.
MORTGAGE  TOTAL            LOAN         POST IO   CUT-OFF  BALLOON   IO   TERM TO
LOAN NO.   POOL    SF     PER SF  DSCR   PERIOD  DATE LTV    LTV    TERM  MATURITY
----------------------------------------------------------------------------------

    18     6.1%  564,856   $373   1.82x  1.82x     48.4%    45.2%    NAP     51
    45     2.1%  263,990   $133   2.29x  2.29x     45.5%    45.5%     58     58
    57     1.0%  232,764   $ 74   2.63x  2.63x     56.0%    56.0%     60     60
    71     0.8%  110,007   $132   2.36x  2.36x     57.9%    57.9%     58     58
    86     0.6%   65,419   $168   2.26x  2.26x     57.6%    57.6%     58     58

    97     0.5%  101,258   $ 91   1.32x  1.32x     71.8%    65.0%    NAP     59

   102     0.5%  108,830   $ 74   1.32x  1.32x     71.5%    64.7%    NAP     59
   104     0.4%   67,050   $113   1.54x  1.28x     57.1%    54.2%     10     58
   108     0.4%   54,640   $134   2.19x  2.19x     55.9%    55.9%     57     57
   123     0.3%  162,613   $ 35   2.22x  2.22x     58.2%    58.2%     57     57
   136     0.3%   59,748   $ 84   2.36x  2.36x     37.8%    35.2%    NAP     59
   155     0.2%   13,562   $299   1.51x  1.27x     66.6%    63.3%     11     59
   175     0.2%   13,824   $251   2.47x  2.47x     56.5%    56.5%     57     57
   185     0.2%   54,486   $ 60   1.86x  1.86x     51.6%    51.6%     56     56

   217     0.2%   54,962   $ 47   1.67x  1.33x     73.0%    67.9%      9     57

   236     0.1%   64,925   $ 34   1.73x  1.38x     65.7%    61.1%      9     57
   250     0.1%   10,908   $156   2.43x  2.43x     56.7%    56.7%     54     54
   254     0.1%   33,049   $ 50   1.82x  1.82x     40.7%    37.3%    NAP     59
   262     0.1%    7,384   $198   2.15x  2.15x     59.7%    59.7%     58     58
----------------------------------------------------------------------------------
          14.3%                   1.99X  1.97X     52.6%    50.5%            55
----------------------------------------------------------------------------------

                                       T-8

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

III. COLLATERAL DESCRIPTION

                                  7 YEAR LOANS

          MORTGAGE                                                                        CUT-OFF
MORTGAGE    LOAN                                                              PROPERTY      DATE
LOAN NO.   SELLER           PROPERTY NAME                CITY         STATE     TYPE      BALANCE
---------------------------------------------------------------------------------------------------

  19-43     BSCMI   Mervyns Portfolio              Various           Various  Retail    $64,190,000
   101      BSCMI   Super Stop & Shop - Hyde Park  Hyde Park            NY    Retail    $ 8,100,000
   172      BSCMI   Walgreens - Dearborn           Dearborn Heights     MI    Retail    $ 3,549,600
   186      BSCMI   Walgreens - Rockford           Rockford             IL    Retail    $ 3,222,700
   206      BSCMI   HH Gregg Eastgate              Cincinnati           OH    Retail    $ 2,900,000
   209      BSCMI   Walgreens - Oshkosh            Oshkosh              WI    Retail    $ 2,816,700
   216      BSCMI   Walgreens - Westland           Westland             MI    Retail    $ 2,624,600
   225      BSCMI   Walgreens - Livonia            Livonia              MI    Retail    $ 2,477,400
   245      BSCMI   CVS - Aurora                   Aurora               IN    Retail    $ 1,900,000
   251       WFB    The Ohio Building              Los Angeles          CA    Office    $ 1,700,000
   256      BSCMI   CVS Madison                    Madison              IN    Retail    $ 1,600,000
---------------------------------------------------------------------------------------------------
                    TOTAL/WEIGHTED AVERAGES                                             $95,081,000
---------------------------------------------------------------------------------------------------

           % OF                              DSCR   CUT-OFF           REM.    REM.
MORTGAGE  TOTAL              LOAN          POST IO    DATE   BALLOON   IO    TERM TO
LOAN NO.   POOL     SF      PER SF  DSCR    PERIOD    LTV      LTV    TERM  MATURITY
------------------------------------------------------------------------------------

  19-43    3.8%  1,896,968   $ 69   2.46x   2.46x    55.8%    55.8%    78      78
   101     0.5%     52,500   $154   2.00x   2.00x    57.9%    57.9%    82      82
   172     0.2%     13,905   $255   2.22x   2.22x    65.1%    65.1%    79      79
   186     0.2%     14,725   $219   2.22x   2.22x    65.1%    65.1%    79      79
   206     0.2%     48,820   $ 59   2.27x   2.27x    54.7%    54.7%    76      76
   209     0.2%     13,905   $203   2.22x   2.22x    65.1%    65.1%    82      82
   216     0.2%     13,905   $189   2.22x   2.22x    65.1%    65.1%    83      83
   225     0.1%     13,905   $178   2.22x   2.22x    64.8%    64.8%    79      79
   245     0.1%     10,125   $188   2.28x   2.28x    59.0%    59.0%    83      83
   251     0.1%     21,302   $ 80   2.03x   1.68x    41.5%    38.0%     9      81
   256     0.1%     10,125   $158   2.29x   2.29x    59.0%    59.0%    81      81
------------------------------------------------------------------------------------
           5.6%                     2.36X   2.36X    57.2%    57.2%            79
------------------------------------------------------------------------------------

                                       T-9

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

                         PARI PASSU AND COMPANION LOANS

                          ORIGINAL A-NOTE
NO.     PROPERTY NAME         BALANCES         TRANSACTION          SPECIAL SERVICER
---   -----------------   ---------------   -----------------   -----------------------

1.    Alderwood Mall        $108,630,000      MSCI 2006-TOP21    ARCap Servicing, Inc.*
                            $104,370,000    BSCMSI 2006-TOP22     ARCap Servicing, Inc.
2.    Mervyns Portfolio     $ 66,810,000      MSCI 2006-TOP21   ARCap Servicing, Inc. *
                            $ 64,190,000    BSCMSI 2006-TOP22     ARCap Servicing, Inc.

* Denotes lead servicer

                                      T-10

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

IV. COLLATERAL STATISTICS - ENTIRE POOL

CUT-OFF DATE BALANCE ($)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS      BALANCE ($)    POOL
-----------------------------------------------------------------
1 - 1,000,000                         2         1,998,452     0.1
1,000,001 - 2,000,000                27        42,577,906     2.5
2,000,001 - 3,000,000                47       121,366,748     7.1
3,000,001 - 4,000,000                36       128,580,572     7.5
4,000,001 - 5,000,000                24       111,099,235     6.5
5,000,001 - 6,000,000                13        72,748,060     4.3
6,000,001 - 7,000,000                 6        40,023,210     2.3
7,000,001 - 8,000,000                10        73,472,343     4.3
8,000,001 - 9,000,000                 5        41,285,791     2.4
9,000,001 - 10,000,000                5        47,981,195     2.8
10,000,001 - 15,000,000              25       307,197,846    18.0
15,000,001 - 20,000,000              10       175,059,479    10.3
20,000,001 - 25,000,000               4        89,912,771     5.3
25,000,001 - 50,000,000               5       163,935,440     9.6
50,000,001 <=                         3       287,458,302    16.9
-----------------------------------------------------------------
TOTAL:                              222     1,704,697,348   100.0
-----------------------------------------------------------------

Min: 999,214   Max: 120,000,000   Average: 7,678,817

STATE

                                   NO. OF       AGGREGATE
                                  MORTGAGED    CUT-OFF DATE    % OF
                                 PROPERTIES    BALANCE ($)     POOL
-------------------------------------------------------------------
California - Southern                 54        277,459,447    16.3
California - Northern                 42        177,510,385    10.4
New York                              16        169,395,710     9.9
Pennsylvania                          21        149,060,977     8.7
Washington                             6        132,751,737     7.8
New Jersey                             9        111,196,456     6.5
Florida                               14         81,882,889     4.8
Virginia                               6         78,977,601     4.6
Texas                                 20         53,194,073     3.1
Michigan                               8         45,805,272     2.7
Tennessee                              4         43,621,764     2.6
Other                                 71        383,841,038    22.5
-------------------------------------------------------------------
TOTAL:                               271      1,704,697,348   100.0
-------------------------------------------------------------------

PROPERTY TYPE

                                   NO. OF        AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES     BALANCE ($)     POOL
--------------------------------------------------------------------
Retail                               105      $  595,923,847    35.0%
Office                                43      $  362,358,164    21.3%
Hospitality                           18      $  209,900,275    12.3%
Multifamily                           29      $  163,064,481     9.6%
Industrial                            36      $  154,530,226     9.1%
Self Storage                          23      $   85,392,035     5.0%
Mixed Use                              8      $   52,139,167     3.1%
Manufactured
   Housing Community                   6      $   41,393,769     2.4%
Other                                  3      $   39,995,384     2.3%
--------------------------------------------------------------------
TOTAL:                               271       1,704,697,348   100.0
--------------------------------------------------------------------

MORTGAGE RATE (%)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS      BALANCE ($)    POOL
-----------------------------------------------------------------
4.501 - 5.000                        17       252,834,552    14.8
5.001 - 5.500                        56       450,336,201    26.4
5.501 - 6.000                       123       904,021,903    53.0
6.001 - 6.500                        21        75,302,573     4.4
6.501 <=                              5        22,202,119     1.3
-----------------------------------------------------------------
TOTAL:                              222     1,704,697,348   100.0
-----------------------------------------------------------------

Min: 4.714   Max: 6.690   Wtd Avg: 5.504

ORIGINAL TERM TO STATED MATURITY (MOS)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS      BALANCE ($)    POOL
-----------------------------------------------------------------
60                                   19       244,284,180    14.3
61 - 120                            183     1,281,304,316    75.2
121 - 180                            18       173,358,451    10.2
181 - 240                             1         4,472,158     0.3
241 - 300                             1         1,278,243     0.1
-----------------------------------------------------------------
TOTAL:                              222     1,704,697,348   100.0
-----------------------------------------------------------------

Min: 60   Max: 288   Wtd Avg: 115

REMAINING TERM TO STATED MATURITY (MOS)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
1 - 60                               19       244,284,180    14.3
61 - 120                            184     1,293,997,090    75.9
121 - 180                            17       160,665,678     9.4
181 - 240                             1         4,472,158     0.3
241 - 300                             1         1,278,243     0.1
-----------------------------------------------------------------
TOTAL:                              222     1,704,697,348   100.0
-----------------------------------------------------------------

Min: 51   Max: 277   Wtd Avg: 112

ORIGINAL AMORTIZATION TERM (MOS)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
Interest Only                        38       467,112,500    27.4
61 - 120                              3         6,090,457     0.4
121 - 180                             6        30,110,942     1.8
181 - 240                             5        26,947,231     1.6
241 - 300                            33       231,196,672    13.6
301 - 360                           136       932,839,547    54.7
361 <=                                1        10,400,000     0.6
-----------------------------------------------------------------
TOTAL:                              222     1,704,697,348   100.0
-----------------------------------------------------------------

Non Zero Min: 120   Max: 408   Non Zero Wtd Avg: 340

REMAINING AMORTIZATION TERM (MOS)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS      BALANCE ($)    POOL
-----------------------------------------------------------------
Interest Only                        38       467,112,500    27.4
61 - 120                              3         6,090,457     0.4
121 - 180                             6        30,110,942     1.8
181 - 240                             5        26,947,231     1.6
241 - 300                            33       231,196,672    13.6
301 - 360                           136       932,839,547    54.7
361 <=                                1        10,400,000     0.6
-----------------------------------------------------------------
TOTAL:                              222     1,704,697,348   100.0
-----------------------------------------------------------------

Non Zero Min: 116   Max: 408   Non Zero Wtd Avg: 338

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
<= 20.0                               5        19,227,754     1.1
20.1 - 30.0                           6        18,267,018     1.1
30.1 - 40.0                          10        49,310,010     2.9
40.1 - 50.0                          40       465,460,998    27.3
50.1 - 60.0                          62       447,405,691    26.2
60.1 - 70.0                          58       345,998,492    20.3
70.1 - 80.0                          39       350,168,837    20.5
80.1 <=                               2         8,858,549     0.5
-----------------------------------------------------------------
TOTAL:                              222     1,704,697,348   100.0
-----------------------------------------------------------------

Min: 7.7   Max: 81.8   Wtd Avg: 57.8

LOAN-TO-VALUE RATIO AT MATURITY (%)

                                  NO. OF       AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
<= 20.0                              16        64,373,947     3.8
20.1 - 30.0                           8        36,818,161     2.2
30.1 - 40.0                          27       140,864,923     8.3
40.1 - 50.0                          54       578,848,856    34.0
50.1 - 60.0                          70       524,104,747    30.7
60.1 - 70.0                          41       286,676,714    16.8
70.1 - 80.0                           6        73,010,000     4.3
-----------------------------------------------------------------
TOTAL:                              222     1,704,697,348   100.0
-----------------------------------------------------------------

Min: 0.4   Max: 73.5   Wtd Avg: 50.0

DEBT SERVICE COVERAGE RATIO (X)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
<= 1.20                               4        47,143,368     2.8
1.21 - 1.30                          18        85,476,854     5.0
1.31 - 1.40                          27       189,791,925    11.1
1.41 - 1.50                          25       172,019,362    10.1
1.51 - 1.60                          25       143,722,871     8.4
1.61 - 1.70                          18        97,496,842     5.7
1.71 - 1.80                          14        87,569,468     5.1
1.81 <=                              91       881,476,659    51.7
-----------------------------------------------------------------
TOTAL:                              222     1,704,697,348   100.0
-----------------------------------------------------------------

Min: 1.10   Max: 15.19   Wtd Avg: 2.03

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
<= 1.20                              13       122,382,368     7.2
1.21 - 1.30                          28       166,832,854     9.8
1.31 - 1.40                          31       202,691,925    11.9
1.41 - 1.50                          19       131,584,362     7.7
1.51 - 1.60                          27       161,342,871     9.5
1.61 - 1.70                          15        78,791,842     4.6
1.71 - 1.80                          11        53,019,468     3.1
1.81 <=                              78       788,051,659    46.2
-----------------------------------------------------------------
TOTAL:                              222     1,704,697,348   100.0
-----------------------------------------------------------------

Min: 1.06   Max: 15.19   Wtd Avg: 1.95

All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of columns may not match "Total" due to rounding.

                                      T-11

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

IV.  COLLATERAL STATISTICS - LOAN GROUP 1

CUT-OFF DATE BALANCE ($)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
-------------------------------------------------------------------
1 - 1,000,000                         2         1,998,452      0.1
1,000,001 - 2,000,000                26        40,899,392      2.7
2,000,001 - 3,000,000                38        97,379,650      6.5
3,000,001 - 4,000,000                29       102,387,401      6.8
4,000,001 - 5,000,000                21        97,360,731      6.4
5,000,001 - 6,000,000                12        67,508,060      4.5
6,000,001 - 7,000,000                 4        26,639,210      1.8
7,000,001 - 8,000,000                 8        59,069,136      3.9
8,000,001 - 9,000,000                 5        41,285,791      2.7
9,000,001 - 10,000,000                4        38,424,648      2.5
10,000,001 - 15,000,000              19       237,130,636     15.7
15,000,001 - 20,000,000               9       158,099,479     10.5
20,000,001 - 25,000,000               4        89,912,771      6.0
25,000,001 - 50,000,000               5       163,935,440     10.9
50,000,001 <=                         3       287,458,302     19.0
-------------------------------------------------------------------
TOTAL:                              189     1,509,489,098    100.0
-------------------------------------------------------------------

Min: 999,214   Max: 120,000,000   Average: 7,986,715

STATE

                                   NO. OF        AGGREGATE      % OF
                                  MORTGAGED    CUT-OFF DATE     LOAN
                                 PROPERTIES     BALANCE ($)   GROUP 1
---------------------------------------------------------------------
California - Southern                 52        262,426,974     17.4
California - Northern                 39        166,593,367     11.0
New York                              12        156,667,956     10.4
Pennsylvania                          20        145,070,589      9.6
Washington                             3        110,436,775      7.3
New Jersey                             5         81,085,097      5.4
Florida                               13         79,485,038      5.3
Virginia                               6         78,977,601      5.2
Texas                                 18         45,609,073      3.0
Tennessee                              4         43,621,764      2.9
Georgia                                3         35,113,250      2.3
Other                                 63        304,401,613     20.2
---------------------------------------------------------------------
TOTAL:                               238      1,509,489,098    100.0
---------------------------------------------------------------------

PROPERTY TYPE

                                   NO. OF        AGGREGATE       % OF
                                  MORTGAGED    CUT-OFF DATE      LOAN
                                 PROPERTIES     BALANCE ($)    GROUP 1
----------------------------------------------------------------------
Retail                               105      $  595,923,847     39.5%
Office                                43      $  362,358,164     24.0%
Hospitality                           18      $  209,900,275     13.9%
Industrial                            36      $  154,530,226     10.2%
Self Storage                          23      $   85,392,035      5.7%
Mixed Use                              8      $   52,139,167      3.5%
Other                                  3      $   39,995,384      2.6%
Multifamily                            2      $    9,250,000      0.6%
----------------------------------------------------------------------
TOTAL:                               238       1,509,489,098    100.0
----------------------------------------------------------------------

MORTGAGE RATE (%)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
-------------------------------------------------------------------
4.501 - 5.000                        15       246,834,552     16.4
5.001 - 5.500                        40       357,218,282     23.7
5.501 - 6.000                       108       807,931,572     53.5
6.001 - 6.500                        21        75,302,573      5.0
6.501 <=                              5        22,202,119      1.5
-------------------------------------------------------------------
TOTAL:                              189     1,509,489,098    100.0
-------------------------------------------------------------------

Min: 4.714   Max: 6.690   Wtd Avg: 5.506

ORIGINAL TERM TO STATED MATURITY (MOS)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
-------------------------------------------------------------------
60                                   19       244,284,180     16.2
61 - 120                            154     1,117,377,820     74.0
121 - 180                            14       142,076,698      9.4
181 - 240                             1         4,472,158      0.3
241 <=                                1         1,278,243      0.1
-------------------------------------------------------------------
TOTAL:                              189     1,509,489,098    100.0
-------------------------------------------------------------------

Min: 60   Max: 288   Wtd Avg: 113

REMAINING TERM TO STATED MATURITY (MOS)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
-------------------------------------------------------------------
1 - 60                               19       244,284,180     16.2
61 - 120                            155     1,130,070,593     74.9
121 - 180                            13       129,383,924      8.6
181 - 240                             1         4,472,158      0.3
241 <=                                1         1,278,243      0.1
-------------------------------------------------------------------
TOTAL:                              189     1,509,489,098    100.0
-------------------------------------------------------------------

Min: 51   Max: 277   Wtd Avg: 110

ORIGINAL AMORTIZATION TERM (MOS)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
-------------------------------------------------------------------
Interest Only                        34       447,362,500     29.6
61 - 120                              2         4,411,943      0.3
121 - 180                             6        30,110,942      2.0
181 - 240                             3         9,698,248      0.6
241 - 300                            33       231,196,672     15.3
301 - 360                           111       786,708,793     52.1
-------------------------------------------------------------------
TOTAL:                              189     1,509,489,098    100.0
-------------------------------------------------------------------

Non Zero Min: 120   Max: 360   Non Zero Wtd Avg: 339

REMAINING AMORTIZATION TERM (MOS)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
-------------------------------------------------------------------
Interest Only                        34       447,362,500     29.6
61 - 120                              2         4,411,943      0.3
121 - 180                             6        30,110,942      2.0
181 - 240                             3         9,698,248      0.6
241 - 300                            33       231,196,672     15.3
301 - 360                           111       786,708,793     52.1
-------------------------------------------------------------------
TOTAL:                              189     1,509,489,098    100.0
-------------------------------------------------------------------

Non Zero Min: 116   Max: 360   Non Zero Wtd Avg: 336

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
-------------------------------------------------------------------
<= 20.0                               2         9,250,000      0.6
20.1 - 30.0                           3         8,850,000      0.6
30.1 - 40.0                           5        21,179,910      1.4
40.1 - 50.0                          34       430,120,656     28.5
50.1 - 60.0                          59       419,016,825     27.8
60.1 - 70.0                          51       308,410,237     20.4
70.1 - 80.0                          33       303,802,921     20.1
80.1 <=                               2         8,858,549      0.6
-------------------------------------------------------------------
TOTAL:                              189     1,509,489,098    100.0
-------------------------------------------------------------------

Min: 7.7   Max: 81.8   Wtd Avg: 58.1

LOAN-TO-VALUE RATIO AT MATURITY (%)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
-------------------------------------------------------------------
<= 20.0                              11        47,729,176      3.2
20.1 - 30.0                           5        15,278,800      1.0
30.1 - 40.0                          23       121,075,201      8.0
40.1 - 50.0                          49       553,957,497     36.7
50.1 - 60.0                          61       465,147,626     30.8
60.1 - 70.0                          34       233,290,798     15.5
70.1 - 80.0                           6        73,010,000      4.8
-------------------------------------------------------------------
TOTAL:                              189     1,509,489,098    100.0
-------------------------------------------------------------------

Min: 0.4   Max: 73.5   Wtd Avg: 50.4

DEBT SERVICE COVERAGE RATIO (X)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
-------------------------------------------------------------------
<= 1.20                               4        47,143,368      3.1
1.21 - 1.30                          15        72,427,825      4.8
1.31 - 1.40                          24       166,659,852     11.0
1.41 - 1.50                          20       136,204,362      9.0
1.51 - 1.60                          24       134,166,324      8.9
1.61 - 1.70                          15        81,427,939      5.4
1.71 - 1.80                          14        87,569,468      5.8
1.81 <=                              73       783,889,960     51.9
-------------------------------------------------------------------
TOTAL:                              189     1,509,489,098    100.0
-------------------------------------------------------------------

Min: 1.10   Max: 15.19   Wtd Avg: 2.03

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

                                  NO. OF      AGGREGATE       % OF
                                 MORTGAGE    CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)    GROUP 1
-------------------------------------------------------------------
<= 1.20                               8       100,203,368      6.6
1.21 - 1.30                          24       136,387,825      9.0
1.31 - 1.40                          29       183,319,852     12.1
1.41 - 1.50                          18       121,184,362      8.0
1.51 - 1.60                          24       135,386,324      9.0
1.61 - 1.70                          13        73,122,939      4.8
1.71 - 1.80                          11        53,019,468      3.5
1.81 <=                              62       706,864,960     46.8
-------------------------------------------------------------------
TOTAL:                              189     1,509,489,098    100.0
-------------------------------------------------------------------

Min: 1.10   Max: 15.19   Wtd Avg: 1.95

All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of columns may not match "Total" due to rounding.

                                      T-12

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

IV. COLLATERAL STATISTICS - LOAN GROUP 2

CUT-OFF DATE BALANCE ($)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
------------------------------------------------------------------
1,000,001 - 2,000,000                1         1,678,514      0.9
2,000,001 - 3,000,000                9        23,987,097     12.3
3,000,001 - 4,000,000                7        26,193,171     13.4
4,000,001 - 5,000,000                3        13,738,504      7.0
5,000,001 - 6,000,000                1         5,240,000      2.7
6,000,001 - 7,000,000                2        13,384,000      6.9
7,000,001 - 8,000,000                2        14,403,207      7.4
9,000,001 - 10,000,000               1         9,556,547      4.9
10,000,001 - 15,000,000              6        70,067,210     35.9
15,000,001 <=                        1        16,960,000      8.7
------------------------------------------------------------------
TOTAL:                              33       195,208,250    100.0
------------------------------------------------------------------

Min: 1,678,514   Max: 16,960,000   Average: 5,915,402

STATE

                                    NO. OF      AGGREGATE      % OF
                                  MORTGAGED   CUT-OFF DATE     LOAN
                                 PROPERTIES    BALANCE ($)   GROUP 2
--------------------------------------------------------------------
Michigan                              4         35,005,530     17.9
New Jersey                            4         30,111,359     15.4
California - Southern                 2         15,032,473      7.7
California - Northern                 3         10,917,018      5.6
Ohio                                  5         25,121,917     12.9
Washington                            3         22,314,961     11.4
West Virginia                         2         16,400,000      8.4
New York                              4         12,727,754      6.5
Texas                                 2          7,585,000      3.9
Arizona                               1          7,020,000      3.6
Maryland                              1          6,584,000      3.4
Pennsylvania                          1          3,990,389      2.0
Florida                               1          2,397,850      1.2
--------------------------------------------------------------------
TOTAL:                               33        195,208,250    100.0
--------------------------------------------------------------------

PROPERTY TYPE

                                   NO. OF       AGGREGATE      % OF
                                  MORTGAGED   CUT-OFF DATE     LOAN
                                 PROPERTIES    BALANCE ($)   GROUP 2
--------------------------------------------------------------------
Multifamily                          27        153,814,481      78.8
Manufactured Housing Community        6         41,393,769      21.2
--------------------------------------------------------------------
TOTAL:                               33        195,208,250     100.0
--------------------------------------------------------------------

MORTGAGE RATE (%)

                                  NO. OF      AGGREGATE     % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
------------------------------------------------------------------
4.501 - 5.000                        2         6,000,000      3.1
5.001 - 5.500                       16        93,117,920     47.7
5.501 - 6.000                       15        96,090,331     49.2
------------------------------------------------------------------
TOTAL:                              33       195,208,250    100.0
------------------------------------------------------------------

Min: 4.880   Max: 5.780   Wtd Avg: 5.493

ORIGINAL TERM TO STATED MATURITY (MOS)

                                  NO. OF      AGGREGATE     % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
------------------------------------------------------------------
61 - 120                            29       163,926,497     84.0
121 - 180                            4        31,281,754     16.0
------------------------------------------------------------------
TOTAL:                              33       195,208,250    100.0
------------------------------------------------------------------

Min: 72   Max: 180   Wtd Avg: 126

REMAINING TERM TO STATED MATURITY (MOS)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
------------------------------------------------------------------
61 - 120                            29       163,926,497     84.0
121 - 180                            4        31,281,754     16.0
------------------------------------------------------------------
TOTAL:                              33       195,208,250    100.0
------------------------------------------------------------------

Min: 70   Max: 175   Wtd Avg: 124

ORIGINAL AMORTIZATION TERM (MOS)

                                  NO. OF      AGGREGATE     % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
------------------------------------------------------------------
Interest Only                        4        19,750,000     10.1
61 - 120                             1         1,678,514      0.9
181 - 240                            2        17,248,983      8.8
301 - 360                           25       146,130,754     74.9
361 <=                               1        10,400,000      5.3
------------------------------------------------------------------
TOTAL:                              33       195,208,250    100.0
------------------------------------------------------------------

Non Zero Min: 120   Max: 408   Non Zero Wtd Avg: 348

REMAINING AMORTIZATION TERM (MOS)

                                  NO. OF      AGGREGATE     % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
------------------------------------------------------------------
Interest Only                        4        19,750,000     10.1
61 - 120                             1         1,678,514      0.9
181 - 240                            2        17,248,983      8.8
301 - 360                           25       146,130,754     74.9
361 <=                               1        10,400,000      5.3
------------------------------------------------------------------
TOTAL:                              33       195,208,250    100.0
------------------------------------------------------------------

Non Zero Min: 118   Max: 408   Non Zero Wtd Avg: 347

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                   LOANS     BALANCE ($)   GROUP 2
------------------------------------------------------------------
<= 20.0                              3         9,977,754      5.1
20.1 - 30.0                          3         9,417,018      4.8
30.1 - 40.0                          5        28,130,100     14.4
40.1 - 50.0                          6        35,340,342     18.1
50.1 - 60.0                          3        28,388,866     14.5
60.1 - 70.0                          7        37,588,255     19.3
70.1 - 80.0                          6        46,365,917     23.8
------------------------------------------------------------------
TOTAL:                              33       195,208,250    100.0
------------------------------------------------------------------

Min: 12.0   Max: 80.0   Wtd Avg: 55.2

LOAN-TO-VALUE RATIO AT MATURITY (%)

                                  NO. OF      AGGREGATE     % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                  LOANS      BALANCE ($)   GROUP 2
------------------------------------------------------------------
<= 20.0                              5        16,644,771      8.5
20.1 - 30.0                          3        21,539,361     11.0
30.1 - 40.0                          4        19,789,722     10.1
40.1 - 50.0                          5        24,891,359     12.8
50.1 - 60.0                          9        58,957,121     30.2
60.1 - 70.0                          7        53,385,917     27.3
------------------------------------------------------------------
TOTAL:                              33       195,208,250    100.0
------------------------------------------------------------------

Min: 0.4   Max: 67.1   Wtd Avg: 47.5

DEBT SERVICE COVERAGE RATIO (X)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                  LOANS      BALANCE ($)   GROUP 2
------------------------------------------------------------------
1.21 - 1.30                          3        13,049,029      6.7
1.31 - 1.40                          3        23,132,073     11.8
1.41 - 1.50                          5        35,815,000     18.3
1.51 - 1.60                          1         9,556,547      4.9
1.61 - 1.70                          3        16,068,902      8.2
1.81 <=                             18        97,586,699     50.0
------------------------------------------------------------------
TOTAL:                              33       195,208,250    100.0
------------------------------------------------------------------

Min: 1.27   Max: 7.41   Wtd Avg: 2.08

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

                                  NO. OF      AGGREGATE      % OF
                                 MORTGAGE   CUT-OFF DATE     LOAN
                                  LOANS      BALANCE ($)   GROUP 2
------------------------------------------------------------------
<= 1.20                              5        22,179,000     11.4
1.21 - 1.30                          4        30,445,029     15.6
1.31 - 1.40                          2        19,372,073      9.9
1.41 - 1.50                          1        10,400,000      5.3
1.51 - 1.60                          3        25,956,547     13.3
1.61 - 1.70                          2         5,668,902      2.9
1.81 <=                             16        81,186,699     41.6
------------------------------------------------------------------
TOTAL:                              33       195,208,250    100.0
------------------------------------------------------------------

Min: 1.06   Max: 7.41   Wtd Avg: 1.94

All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of Mortgage Loans secured by multiple properties. Sum of columns may not match "Total" due to rounding.

                                      T-13

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

                            MORTGAGE POOL INFORMATION

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

Prepayment Restrictions               APR-06          APR-07          APR-08          APR-09          APR-10          APR-11
--------------------------------------------------------------------------------------------------------------------------------

Locked Out                                 90.23%          90.19%          89.04%          58.47%          52.11%          57.24%
YM (2)                                      0.00%           0.00%           0.00%           0.00%           0.00%           1.04%
Greater of YM and 1.00% (2)(3)              9.77%           9.81%          10.96%          41.53%          41.72%          41.73%
Open                                        0.00%           0.00%           0.00%           0.00%           6.17%           0.00%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                    100.00%         100.00%         100.00%         100.00%         100.00%         100.00%
--------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $1,704,697,348  $1,691,113,113  $1,675,931,847  $1,658,354,437  $1,639,161,597  $1,385,247,447
% Initial Pool Balance                    100.00%          99.20%          98.31%          97.28%          96.16%          81.26%
--------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

Prepayment Restrictions (cont'd)      APR-12          APR-13          APR-14          APR-15         APR-16        APR-17
----------------------------------------------------------------------------------------------------------------------------

Locked Out                                 56.78%          60.91%          60.76%          58.70%        62.99%        63.66%
YM (2)                                      1.03%           1.09%           1.08%           1.07%         0.00%         0.00%
Greater of YM and 1.00% (2)(3)             42.19%          37.99%          38.06%          38.21%        30.61%        30.91%
Open                                        0.00%           0.00%           0.10%           2.01%         6.40%         5.43%
----------------------------------------------------------------------------------------------------------------------------
TOTALS                                    100.00%         100.00%         100.00%         100.00%       100.00%       100.00%
----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $1,355,954,210  $1,239,152,936  $1,216,020,756  $1,179,901,279  $128,465,014  $122,991,886
% Initial Pool Balance                     79.54%          72.69%          71.33%          69.21%         7.54%         7.21%
----------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

Prepayment Restrictions (cont'd)     APR-18        APR-19       APR-20       APR-21
------------------------------------------------------------------------------------

Locked Out                               73.92%       75.26%       76.87%     100.00%
YM (2)                                    0.00%        0.00%        0.00%       0.00%
Greater of YM and 1.00% (2)(3)           21.13%       21.28%       15.59%       0.00%
Open                                      4.95%        3.45%        7.54%       0.00%
------------------------------------------------------------------------------------
TOTALS                                  100.00%      100.00%      100.00%     100.00%
------------------------------------------------------------------------------------
Pool Balance Outstanding          $102,146,521  $96,385,152  $90,289,904  $2,316,732
% Initial Pool Balance                    5.99%        5.65%        5.30%       0.14%
------------------------------------------------------------------------------------

Notes:

(1)  The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.

(2)  See Appendix II for a description of the Yield Maintenance.

(3)  DEF/YM1 loans have been modeled as Yield Maintenance.

                                      T-14

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

                                     GROUP 1
                            MORTGAGE POOL INFORMATION

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

Prepayment Restrictions               APR-06          APR-07          APR-08          APR-09          APR-10          APR-11
--------------------------------------------------------------------------------------------------------------------------------

Locked Out                                 89.43%          89.39%          88.09%          56.35%          49.18%          54.55%
YM (2)                                      0.00%           0.00%           0.00%           0.00%           0.00%           1.20%
Greater of YM and 1.00% (2)(3)             10.57%          10.61%          11.91%          43.65%          43.85%          44.25%
Open                                        0.00%           0.00%           0.00%           0.00%           6.97%           0.00%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                    100.00%         100.00%         100.00%         100.00%         100.00%         100.00%
--------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $1,509,489,098  $1,497,391,568  $1,483,928,930  $1,468,448,161  $1,451,703,730  $1,200,648,710
% Initial Pool Balance                    100.00%          99.20%          98.31%          97.28%          96.17%          79.54%
--------------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

Prepayment Restrictions (cont'd)      APR-12          APR-13          APR-14          APR-15         APR-16        APR-17
---------------------------------------------------------------------------------------------------------------------------

Locked Out                                 54.35%          58.94%          58.77%          56.71%        59.23%       59.95%
YM (2)                                      1.18%           1.27%           1.25%           1.24%         0.00%        0.00%
Greater of YM and 1.00% (2)(3)             44.47%          39.79%          39.86%          39.73%        32.55%       33.03%
Open                                        0.00%           0.00%           0.12%           2.32%         8.21%        7.02%
---------------------------------------------------------------------------------------------------------------------------
TOTALS                                    100.00%         100.00%         100.00%         100.00%       100.00%      100.00%
---------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $1,182,908,809  $1,069,058,640  $1,049,047,785  $1,024,225,015  $100,130,351  $95,222,758
% Initial Pool Balance                     78.36%          70.82%          69.50%          67.85%         6.63%        6.31%
---------------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

Prepayment Restrictions (cont'd)     APR-18       APR-19       APR-20      APR-21
-----------------------------------------------------------------------------------

Locked Out                              73.00%       74.76%       76.94%     100.00%
YM (2)                                   0.00%        0.00%        0.00%       0.00%
Greater of YM and 1.00% (2)(3)          20.26%       20.47%       12.49%       0.00%
Open                                     6.74%        4.77%       10.57%       0.00%
-----------------------------------------------------------------------------------
TOTALS                                 100.00%      100.00%      100.00%     100.00%
-----------------------------------------------------------------------------------
Pool Balance Outstanding          $74,975,319  $69,846,125  $64,415,259  $2,316,732
% Initial Pool Balance                   4.97%        4.63%        4.27%       0.15%
-----------------------------------------------------------------------------------

Notes:

(1)  The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.

(2)  See Appendix II for a description of the Yield Maintenance.

(3)  DEF/YM1 loans have been modeled as Yield Maintenance.

                                      T-15

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

                                     GROUP 2
                            MORTGAGE POOL INFORMATION

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

Prepayment Restrictions              APR-06         APR-07        APR-08        APR-09        APR-10       APR-11
--------------------------------------------------------------------------------------------------------------------

Locked Out                               96.40%        96.38%        96.34%        74.92%        74.82%        74.71%
Greater of YM and 1.00% (2)(3)            3.60%         3.62%         3.66%        25.08%        25.18%        25.29%
Open                                      0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                  100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $195,208,250  $193,721,545  $192,002,917  $189,906,276  $187,457,868  $184,598,737
% Initial Pool Balance                  100.00%        99.24%        98.36%        97.28%        96.03%        94.57%
--------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

Prepayment Restrictions (cont'd)     APR-12        APR-13        APR-14        APR-15       APR-16       APR-17
------------------------------------------------------------------------------------------------------------------

Locked Out                               73.38%        73.30%        73.22%        71.75%       76.27%       76.36%
Greater of YM and 1.00% (2)(3)           26.62%        26.70%        26.78%        28.25%       23.73%       23.64%
Open                                      0.00%         0.00%         0.00%         0.00%        0.00%        0.00%
------------------------------------------------------------------------------------------------------------------
TOTALS                                  100.00%       100.00%       100.00%       100.00%      100.00%      100.00%
------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $173,045,401  $170,094,296  $166,972,971  $155,676,263  $28,334,663  $27,769,129
% Initial Pool Balance                   88.65%        87.13%        85.54%        79.75%       14.52%       14.23%
------------------------------------------------------------------------------------------------------------------

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)

-------------------------------------------------------------------------------
Prepayment Restrictions (cont'd)    APR-18       APR-19        APR-20    APR-21
-------------------------------------------------------------------------------
Locked Out                              76.46%       76.57%       76.69%   0.00%
Greater of YM and 1.00% (2)(3)          23.54%       23.43%       23.31%   0.00%
Open                                     0.00%        0.00%        0.00%   0.00%
-------------------------------------------------------------------------------
TOTALS                                 100.00%      100.00%      100.00%   0.00%
-------------------------------------------------------------------------------
Pool Balance Outstanding          $27,171,202  $26,539,027  $25,874,645   $   0
% Initial Pool Balance                  13.92%       13.60%       13.25%   0.00%
-------------------------------------------------------------------------------

Notes:

(1)  The analysis is based on the Structuring Assumptions and a 0% CPR as discussed herein.

(2)  See Appendix II for a description of the Yield Maintenance.

(3)  DEF/YM1 loans have been modeled as Yield Maintenance.

                                      T-16

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      T-17

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 1 - CHESTERBROOK/GLENHARDIE PORTFOLIO
--------------------------------------------------------------------------------

              [CHESTERBROOK/GLENHARDIE PORTFOLIO PICTURES OMITTED]

                                      T-18

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 1 - CHESTERBROOK/GLENHARDIE PORTFOLIO
--------------------------------------------------------------------------------

                 [CHESTERBROOK/GLENHARDIE PORTFOLIO MAP OMITTED]

                                      T-19

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
             MORTGAGE LOAN NO. 1 - CHESTERBROOK/GLENHARDIE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):                    $120,000,000

CUT-OFF DATE BALANCE(1):                $120,000,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (MOODY'S/FITCH):          Baa3 / BBB-

FIRST PAYMENT DATE:                     April 8, 2006

INTEREST RATE:                          5.670%

AMORTIZATION:                           Interest Only

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          March 8, 2016

EXPECTED MATURITY BALANCE:              $120,000,000

SPONSORS:                               Pitcairn Properties Holdings, Inc.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Prepayable at any time with the greater
                                        of yield maintenance and 1% of the
                                        principal balance. Locked out until the
                                        earlier of March 8, 2009 or 2 years
                                        after the REMIC "start-up" day, with
                                        U.S. Treasury defeasance thereafter.
                                        Prepayable without penalty from and
                                        after December 8, 2016.

LOAN PER SF(1):                         $93.76

UP-FRONT RESERVES:                      TI/LC:            $9,500,000

ONGOING RESERVES:                       Cap Ex:           $26,114 / month

                                        RE Tax:           $29,336 / month

                                        Insurance:        Springing

LOCKBOX:                                Soft, Springing to hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio of 17 assets

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Suburban

LOCATION:                               Wayne, PA

YEAR BUILT/RENOVATED:                   See table below

PERCENT LEASED(2):                      See table below

SQUARE FOOTAGE:                         1,279,831

THE COLLATERAL:                         Two multi-building office parks

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Pitcairn Properties Management
                                        Company, LLC

MOST RECENT NET OP. INCOME:             $9,430,988

2ND MOST RECENT NET OP. INCOME:         $10,199,149

3RD MOST RECENT NET OP. INCOME:         NAP

U/W NET OP. INCOME:                     $17,271,871

U/W NET CASH FLOW:                      $15,300,729

U/W OCCUPANCY:                          Actual Rent In-Place

APPRAISED VALUE(1):                     $253,375,000

CUT-OFF DATE LTV(1):                    47.4%

MATURITY DATE LTV(1):                   47.4%

DSCR(1):                                2.22x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   The subject $120,000,000 loan represents the A Note portion of a
      $175,000,000 mortgage loan. A $55,000,000 subordinate B note is not included in the trust. All LTV, DSCR and Loan per SF numbers in this table are based on the A Note portion of the total financing. The Original
      Balance, Cut-Off Date Balance, Appraised Value, Loan per SF and Square
      Footage was determined on a combined-property basis.

(2)   Occupancy is based on rent rolls dated January 20, 2006.

THE CHESTERBROOK/GLENHARDIE PORTFOLIO LOAN

      THE LOAN. The largest loan (the "Chesterbrook/Glenhardie Portfolio Loan")
as evidenced by the Promissory Note (the "Chesterbrook/Glenhardie Portfolio
Note") is secured by a first priority Fee Mortgage and Security Agreement (the
"Chesterbrook/Glenhardie Portfolio Mortgage") encumbering the two office parks totaling 1,279,831 square feet and known as Chesterbrook/Glenhardie Corporate
Center, located in Wayne, Pennsylvania (the "Chesterbrook/Glenhardie Portfolio
Property"). The Chesterbrook/Glenhardie Portfolio Loan was originated on March
8, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The joint and several borrowers are Chesterbrook Partners,
LP and Glenhardie Partners, LP, each a Delaware limited partnership
(collectively, the "Chesterbrook/Glenhardie Portfolio Borrower") that own no material assets other than the Chesterbrook/Glenhardie Portfolio Property and related interests. Chesterbrook Partners, LP and Glenhardie Partners, LP are
each wholly-owned subsidiary of Pitcairn Properties Holdings, Inc. and SEB
Immobilien-Investment GmbH, the sponsors of the Chesterbrook/Glenhardie
Portfolio Loan. Pitcairn Properties Holdings Inc. entered the real estate field in 1968 and has a portfolio of over 1.5 million square feet that it self manages. As of 2005, Pitcairn Properties Holdings, Inc.'s portfolio consisted of
21 stabilized properties,

                                      T-20

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

6 properties under construction and 201 acres for future development. SEB
Immobilien-Investment GmbH is the sponsor of German open-ended real estate funds with an aggregate net worth of (euro)5.1 billion.

      THE PROPERTIES. Each of the Chesterbrook/Glenhardie Portfolio Loan
properties is located in a suburban retail corridor approximately 20 miles from the Philadelphia central business district.

      The "725 Chesterbrook Boulevard" property is located in Wayne,
Pennsylvania at 725 Chesterbrook Boulevard. The 725 Chesterbrook Boulevard
property was originally constructed in 1992. It consists of a 135,384 square foot, three-story office building. The 725 Chesterbrook Boulevard property is situated on approximately 7 acres and includes 738 parking spaces.

      The "965 Chesterbrook Boulevard" property is located in Wayne,
Pennsylvania at 965 Chesterbrook Boulevard. The 965 Chesterbrook Boulevard
property was originally constructed in 1987. It consists of a 119,779 square foot, three-story office building. The 965 Chesterbrook Boulevard property is situated on approximately 8.5 acres and includes 444 parking spaces.

      The "955 Chesterbrook Boulevard" property is located in Wayne,
Pennsylvania at 955 Chesterbrook Boulevard. The 955 Chesterbrook Boulevard
property was originally constructed in 1986. It consists of a 118,634 square foot, three-story office building. The 955 Chesterbrook Boulevard property is situated on approximately 10.01 acres and includes 439 parking spaces.

      The "735 Chesterbrook Boulevard" property is located in Wayne,
Pennsylvania at 735 Chesterbrook Boulevard. The 735 Chesterbrook Boulevard
property was originally constructed in 1990. It consists of a 84,350 square foot, three-story office building. The 735 Chesterbrook Boulevard property is situated on approximately 5.1 acres and includes 283 parking spaces.

      The "1300 Morris Drive" property is located in Wayne, Pennsylvania at 1300
Morris Drive. The 1300 Morris Drive property was originally constructed in 1982.
It consists of an 87,137 square foot, four-story office building. The 1300
Morris Drive property is situated on approximately 6.5 acres and includes 356 parking spaces.

      The "1400 Morris Drive" property is located in Wayne, Pennsylvania at 1400
Morris Drive. The 1400 Morris Drive property was originally constructed in 1987.
It consists of a 88,566 square foot, four-story office building. The 1400 Morris
Drive property is situated on approximately 8.4 acres and includes 473 parking spaces.

      The "640 Lee Road" property is located in Wayne, Pennsylvania at 640 Lee
Road. The 640 Lee Road property was originally constructed in 1988. It consists of a 73,418 square foot, three-story office building. The 640 Lee Road property is situated on approximately 5.06 acres and includes 293 parking spaces.

      The "690 Lee Road" property is located in Wayne, Pennsylvania at 690 Lee
Road. The 690 Lee Road property was originally constructed in 1988. It consists of a 73,178 square foot, three-story office building. The 690 Lee Road property is situated on approximately 5.01 acres and includes 293 parking spaces.

      The "701 Lee Road" property is located in Wayne, Pennsylvania at 701 Lee
Road. The 701 Lee Road property was originally constructed in 1992. It consists of a 78,826 square foot, four-story office building. The 701 Lee Road property is situated on approximately 8.5 acres and includes 284 parking spaces.

      The "1325 Morris Drive" property is located in Wayne, Pennsylvania at 1325
Morris Drive. The 1325 Morris Drive property was originally constructed in 1981.
It consists of a 63,890 square foot, three-story office building. The 1325
Morris Drive property is situated on approximately 7.4 acres and includes 259 parking spaces.

      The "1285 Drummers Lane" property is located in Wayne, Pennsylvania at
1285 Drummers Lane. The Two Glenhardie property was originally constructed in
1983. It consists of a 62,862 square foot, three-story office building. The Two
Glenhardie property is situated on approximately 3.9 acres and includes 225 parking spaces.

      The "1275 Drummers Lane" property is located in Wayne, Pennsylvania at
1275 Drummers Lane. The One Glenhardie property was originally constructed in
1979. It consists of a 63,006 square foot, three-story office building. The One
Glenhardie property is situated on approximately 5.3 acres and includes 225 parking spaces.

      The "1255 Drummers Lane" property is located in Wayne, Pennsylvania at
1255 Drummers Lane. The Four Glenhardie property was originally constructed in
1985. It consists of a 64,621 square foot, three-story office building. The Four
Glenhardie property is situated on approximately 5.03 acres and includes 234 parking spaces.

      The "1265 Drummers Lane" property is located in Wayne, Pennsylvania at
1265 Drummers Lane. The Three Glenhardie property was originally constructed in
1984. It consists of a 64,119 square foot, three-story office building. The
Three Glenhardie property is situated on approximately 4.97 acres and includes
232 parking spaces.

      The "600 Lee Road" property is located in Wayne, Pennsylvania at 600 Lee
Road. The 600 Lee Road property was originally constructed in 1987. It consists of a 38,400 square foot, two-story office building. The 600 Lee Road property is situated on approximately 3.51 acres and includes 230 parking spaces.

                                      T-21

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

      The "601 Lee Road" property is located in Wayne, Pennsylvania at 601 Lee
Road. The 601 Lee Road property was originally constructed in 1982. It consists of a 35,361 square foot, two-story office building. The 601 Lee Road property is situated on approximately 5.45 acres and includes 190 parking spaces.

      The "620 Lee Road" property is located in Wayne, Pennsylvania at 620 Lee
Road. The 620 Lee Road property was originally constructed in 1986. It consists of a 28,300 square foot, two-story office building. The 620 Lee Road property is situated on approximately 2.04 acres and includes 115 parking spaces.

--------------------------------------------------------------------------------------------------------------------------------
                                          ALLOCATED A NOTE      PROPERTY       OWNERSHIP    YEAR BUILT/    PERCENT
      PROPERTY              LOCATION        LOAN AMOUNT           TYPE         INTEREST      RENOVATED     LEASED    SQUARE FEET
--------------------------------------------------------------------------------------------------------------------------------

725 Chesterbrook Blvd       Wayne, PA       $ 14,902,000         Office           Fee        1992/NAP       100.0%    135,384
--------------------------------------------------------------------------------------------------------------------------------
965 Chesterbrook Blvd       Wayne, PA       $ 13,046,000         Office           Fee        1987/NAP       100.0%    119,779
--------------------------------------------------------------------------------------------------------------------------------
955 Chesterbrook Blvd       Wayne, PA       $ 12,101,000         Office           Fee        1986/NAP        85.4%    118,634
--------------------------------------------------------------------------------------------------------------------------------
735 Chesterbrook Blvd       Wayne, PA       $  9,427,000         Office           Fee        1990/NAP       100.0%     84,350
--------------------------------------------------------------------------------------------------------------------------------
1300 Morris Drive           Wayne, PA       $  8,740,000         Office           Fee        1982/NAP       100.0%     87,137
--------------------------------------------------------------------------------------------------------------------------------
1400 Morris Drive           Wayne, PA       $  8,560,000         Office           Fee        1987/NAP        83.8%     88,566
--------------------------------------------------------------------------------------------------------------------------------
640 Lee Road                Wayne, PA       $  6,257,000         Office           Fee        1988/NAP        76.7%     73,418
--------------------------------------------------------------------------------------------------------------------------------
690 Lee Road                Wayne, PA       $  6,124,000         Office           Fee        1988/NAP        90.1%     73,178
--------------------------------------------------------------------------------------------------------------------------------
701 Lee Road                Wayne, PA       $  6,093,000         Office           Fee        1992/NAP        88.7%     78,826
--------------------------------------------------------------------------------------------------------------------------------
1325 Morris Drive           Wayne, PA       $  5,977,000         Office           Fee        1981/NAP        63.5%     63,890
--------------------------------------------------------------------------------------------------------------------------------
1285 Drummers Lane          Wayne, PA       $  5,193,000         Office           Fee        1983/NAP         0.0%     62,862
--------------------------------------------------------------------------------------------------------------------------------
1275 Drummers Lane          Wayne, PA       $  5,183,000         Office           Fee        1979/NAP        75.5%     63,006
--------------------------------------------------------------------------------------------------------------------------------
1255 Drummers Lane          Wayne, PA       $  5,104,000         Office           Fee        1985/NAP        79.9%     64,621
--------------------------------------------------------------------------------------------------------------------------------
1265 Drummers Lane          Wayne, PA       $  4,809,000         Office           Fee        1984/NAP        82.0%     64,119
--------------------------------------------------------------------------------------------------------------------------------
600 Lee Road                Wayne, PA       $  3,221,000         Office           Fee        1987/NAP         0.0%     38,400
--------------------------------------------------------------------------------------------------------------------------------
601 Lee Road                Wayne, PA       $  2,955,000         Office           Fee        1982/NAP       100.0%     35,361
--------------------------------------------------------------------------------------------------------------------------------
620 Lee Road                Wayne, PA       $  2,308,000         Office           Fee        1986/NAP       100.0%     28,300
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE

                                                            % OF TOTAL    CUMULATIVE    % OF TOTAL BASE    CUMULATIVE % OF TOTAL
                                        AVERAGE BASE RENT   SQUARE FEET    % OF SF      RENTAL REVENUES    BASE RENTAL REVENUES
 YEAR            # OF LEASES ROLLING     PER SF ROLLING       ROLLING      ROLLING          ROLLING              ROLLING
--------------------------------------------------------------------------------------------------------------------------------

   Vacant                --                      --             18%           18%             --                  --
--------------------------------------------------------------------------------------------------------------------------------
     MTM                  1                 $  1.48              0%           18%              0%                  0%
--------------------------------------------------------------------------------------------------------------------------------
    2006                 11                 $ 25.85              3%           21%              4%                  4%
--------------------------------------------------------------------------------------------------------------------------------
    2007                  5                 $ 23.43              3%           24%              4%                  8%
--------------------------------------------------------------------------------------------------------------------------------
    2008                  9                 $ 24.08              7%           31%              9%                 17%
--------------------------------------------------------------------------------------------------------------------------------
    2009                 15                 $ 24.23             21%           52%             27%                 44%
--------------------------------------------------------------------------------------------------------------------------------
    2010                 11                 $ 25.30             15%           67%             20%                 64%
--------------------------------------------------------------------------------------------------------------------------------
    2011                  9                 $ 23.36              8%           75%              9%                 73%
--------------------------------------------------------------------------------------------------------------------------------
    2012                  1                 $ 22.25              1%           76%              1%                 74%
--------------------------------------------------------------------------------------------------------------------------------
    2013                  1                 $ 21.50              1%           77%              1%                 75%
--------------------------------------------------------------------------------------------------------------------------------
    2014                 --                      --             --            77%             --                  75%
--------------------------------------------------------------------------------------------------------------------------------
    2015                  3                 $ 20.12             12%           88%             12%                 88%
--------------------------------------------------------------------------------------------------------------------------------
2016 & Beyond             5                 $ 20.40             12%          100%             13%                100%
--------------------------------------------------------------------------------------------------------------------------------

                                      T-22

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

      The following table presents certain information relating to the major tenants at the Chesterbrook/Glenhardie Portfolio Property:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                    % OF TOTAL    ANNUALIZED
                          CREDIT RATING                             ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                             (FITCH/        TENANT                 UNDERWRITTEN    UNDERWRITTEN   BASE RENT           LEASE
     TENANT NAME         MOODY'S/S&P)(1)     NRSF      % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)    EXPIRATION(2)
-------------------------------------------------------------------------------------------------------------------------------

Shire Pharmaceuticals       --/--/--         229,414       18%     $   4,691,734       19%          $  20.45       09/30/2015
-------------------------------------------------------------------------------------------------------------------------------
Centocor                    --/--/--         160,189       13%     $   3,972,687       16%          $  24.80       01/31/2009
-------------------------------------------------------------------------------------------------------------------------------
AmerisourceBergen Drug    BBB-/Ba2/BBB-      134,417       11%     $   3,645,515       15%          $  27.12       06/30/2010
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       524,020       41%     $  12,309,936       51%          $  23.49
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Other Tenants                  NAP           526,359       41%     $  12,005,566       49%          $  22.81         Various
-------------------------------------------------------------------------------------------------------------------------------
Vacant Space                   NAP           229,452       18%     $           0        0%          $   0.00           NAP
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     1,279,831      100%     $  24,315,502      100%          $  23.15
-------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   For Shire Pharmaceuticals, 0.6% of the NRSF expires on February 28, 2007,
      10.6% expires on September 30, 2015, and 6.6% expires on September 30,
      2016. For Centocor, 9.4% of the NRSF expires on January 31, 2009, and 3.2%
      expires on July 31, 2009.

      ESCROWS AND RESERVES. The Chesterbrook/Glenhardie Portfolio Borrower is
required to escrow 1/12 of annual real estate taxes monthly. The
Chesterbrook/Glenhardie Portfolio Borrower is required to escrow 1/12 of annual insurance premiums monthly, but such requirement is waived if blanket insurance policies are in place and no event of default has occurred. The
Chesterbrook/Glenhardie Portfolio Borrower is also required to deposit any lease termination fees received from any tenants into a TI/LC reserve. A $9,500,000 initial TI/LC escrow was collected at closing. The initial TI/LC escrow is not allocated on a property basis in the loan documents and may be released pursuant to new and renewal leases within the Chesterbrook/Glenhardie Portfolio according to the provisions contained in the loan documents.

      LOCKBOX AND CASH MANAGEMENT. A soft lockbox is in place with respect to the Chesterbrook/Glenhardie Portfolio Loan. Cash management of the lockbox will begin upon the occurrence of an event of default.

      PROPERTY MANAGEMENT. The Chesterbrook/Glenhardie Portfolio Property is
managed by Pitcairn Properties Management Company, LLC, which is an affiliate of
Pitcairn Properties Holdings Inc., one of the Chesterbrook/Glenhardie Portfolio
Loan's sponsors. The management agreement is subordinate to the
Chesterbrook/Glenhardie Portfolio Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The immediate parent companies of the Chesterbrook/Glenhardie Portfolio Borrower, Pitcairn Properties
Holdings Inc. and SEB Immobilien-Investment GmbH, may obtain mezzanine financing to effectuate the prepayment of the existing $55 million B Note under certain limited circumstances, provided the Chesterbrook/Glenhardie Portfolio Borrower satisfies certain conditions, including (i) the combined DSCR including the mezzanine financing is at least 1.48x, (ii) the combined LTV ratio including the mezzanine financing does not exceed 65%, (iii) the mezzanine lender must enter into an intercreditor agreement and (iv) delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities.

      ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The
Chesterbrook/Glenhardie Portfolio Property also secures a $55,000,000 B Note held by MSMC, bearing interest at 6.05% for a term of 10 years. The B Note, and the right of the holder of the B Note to receive payments, is junior and subordinate to the A Note and the right of the holder of the A Note. The
Chesterbrook/Glenhardie Portfolio Borrower may obtain financing for capital improvements related solely to the Chesterbrook/Glenhardie Portfolio Property so long as such indebtedness (i) is unsecured, (ii) is in an amount which, when added to the outstanding principal balance of the loan and the outstanding principal balance of any mezzanine financing, results in a combined DSCR ratio of not less than 1.48x and a LTV of not more than 65%, and (iii) shall require that the principal amount of such indebtedness be repaid from the operating income in excess of operating expenses, debt service and reserve deposits.

      RELEASE OF PARCELS. The Chesterbrook/Glenhardie Portfolio Borrower may
obtain a release of any individual property in connection with a partial defeasance or partial prepayment of the Chesterbrook/Glenhardie Portfolio Loan upon payment of 115% of the allocated loan amount due under the combined
Chesterbrook/Glenhardie Portfolio Loan and the B Note with respect to the released property (which release payment shall be allocated between the
Chesterbrook/Glenhardie Portfolio Loan and the B Note on a pro rata basis) and the satisfaction of certain conditions, including the following: (i) no event of default has occurred and remains uncured, (ii) the DSCR for the remaining property is not less than the greater of 1.46x and the DSCR for the properties prior to the release, (iii) the LTV for the remaining property is not greater than the lesser of 65% or the LTV for the properties prior to the release, and
(iv) delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the release. In the case of a release of any condominium property, the Chesterbrook/Glenhardie Portfolio
Borrower has certain additional delivery obligations.

      Certain additional information regarding the Chesterbrook/Glenhardie
Portfolio Loan and the Chesterbrook/Glenhardie Portfolio Property is set forth on Appendix II hereto.

                                      T-23

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - ALDERWOOD MALL
--------------------------------------------------------------------------------

                   [ALDERWOOD MALL PORTFOLIO PICTURES OMITTED]

                                      T-24

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - ALDERWOOD MALL
--------------------------------------------------------------------------------

                     [ALDERWOOD MALL PORTFOLIO MAP OMITTED]

                                      T-25

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 2 - ALDERWOOD MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):                    $104,370,000

CUT-OFF DATE BALANCE(1):                $103,268,302

LOAN PURPOSE:                           Refinance

SHADOW RATING (MOODY'S/FITCH):          Baa1 / BBB

FIRST PAYMENT DATE:                     August 6, 2005

INTEREST RATE:                          4.714202%

AMORTIZATION(1):                        360 months

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          July 6, 2010

EXPECTED MATURITY BALANCE(1):           $96,329,649

SPONSOR:                                General Growth Properties, Inc.

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of June 14,
                                        2008 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter.  Prepayable
                                        without penalty from and after January
                                        6, 2010.

LOAN PER SF(1):                         $373.11

UP-FRONT RESERVES:                      None

ONGOING RESERVES:                       RE Tax:           Springing

                                        Insurance:        Springing

                                        Cap Ex:           Springing

                                        TI / LC:          Springing

LOCKBOX:                                Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Lynnwood, WA

YEAR BUILT/RENOVATED:                   1979 / 1995, 1996 and 2004

PERCENT LEASED(2):                      95.5%

SQUARE FOOTAGE:                         564,856

THE COLLATERAL:                         One-story super-regional mall

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    General Growth Management, Inc.

MOST RECENT NET OP. INCOME:             $18,225,935

2ND MOST RECENT NET OP. INCOME:         $16,365,916

3RD MOST RECENT NET OP. INCOME:         $14,319,609

U/W NET OP. INCOME:                     $24,574,739

U/W NET CASH FLOW:                      $23,991,332

U/W OCCUPANCY:                          95.5%

APPRAISED VALUE:                        $435,000,000

CUT-OFF DATE LTV(1):                    48.4%

MATURITY DATE LTV(1):                   45.2%

DSCR(1):                                1.82x

POST IO DSCR(1):                        NAP
--------------------------------------------------------------------------------

(1)   The subject $104,370,000 A-2 Note represents a 49.00% pari passu interest in the $213,000,000 senior portion of a $268,000,000 mortgage loan. All
      LTV, DSCR and Loan per SF numbers in this table are based on the total
      $213,000,000 senior financing. The entire loan of $303,000,000 (including the Mezzanine Loan) has characteristics of a five-year term and 30-year amortization.

(2)   Percent Leased is based on the rent roll dated April 28, 2005.

THE ALDERWOOD MALL LOAN

      THE LOAN. The second largest loan (the "Alderwood Mall Loan") as evidenced by the Promissory Note (the "Alderwood Mall Note") is secured by a first priority fee Deed of Trust and Security Agreement (the "Alderwood Mall
Mortgage") encumbering the 564,856 square foot super-regional shopping mall known as Alderwood Mall, located in Lynnwood, Washington (the "Alderwood Mall
Property"). The Alderwood Mall Loan was originated on June 14, 2005 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is Alderwood Mall L.L.C., a Delaware limited liability company (the "Alderwood Mall Borrower") that owns no material asset other than the Alderwood Mall Property and related interests. The Alderwood Mall
Borrower is a direct subsidiary of General Growth Properties, Inc., the sponsor of the Alderwood Mall Loan. General Growth Properties, Inc. is a Chicago-based retail real estate investment trust engaged in the ownership, operation, management, leasing, acquisition, development and financing of United States regional shopping centers. General Growth Properties, Inc. currently has ownership interest in, or management responsibility for, a portfolio of more than 200 regional shopping malls and numerous other types of properties in 44 states, totaling more than 200 million square feet of space.

                                      T-26

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

      THE PROPERTY. The Alderwood Mall Property is located in Lynnwood,
Washington, at 3000 184th Street SW Interstate 5, at the interchange of
Interstates 5 and 405. The Alderwood Mall Property is located in the
Seattle-Bellevue-Everett PMSA. The Alderwood Mall Property was originally constructed in 1979 and renovated in 1995, 1996, and 2004. It consists of a
1,251,897 square foot, one-story super regional mall, of which 564,856 square feet is collateral for the Alderwood Mall Loan. The Alderwood Mall Property is
situated on approximately 38.0 acres and includes over 7,000 parking spaces. The
Alderwood Mall Property is anchored by Macy's, Sears, JC Penney and Nordstrom's, which are not part of the collateral for the Alderwood Mall Loan.

-------------------------------------------------------------------------------------------------------------------
                                                 CREDIT RATING OF
                                                  PARENT COMPANY                  COLLATERAL    OPERATING COVENANT
ANCHOR           PARENT COMPANY                 (FITCH/MOODY'S/S&P)      GLA       INTEREST         EXPIRATION
-------------------------------------------------------------------------------------------------------------------

Macy's           Federated Department Stores       BBB+/Baa1/BBB       209,520        No               None
-------------------------------------------------------------------------------------------------------------------
Sears            Sears Holding Corp.                BB/Baa3/BB+        177,697        No               None
-------------------------------------------------------------------------------------------------------------------
JC Penney        JC Penney Co., Inc.               BBB-/Baa3/BB+       158,867        No               None
-------------------------------------------------------------------------------------------------------------------
Nordstrom        Nordstrom, Inc.                    A-/Baa1/A-         144,057        No               None
-------------------------------------------------------------------------------------------------------------------
TOTAL                                                                  690,141
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE
                                                                                         % OF TOTAL          CUMULATIVE % OF
                                AVERAGE UNDERWRITTEN                                  UNDERWRITTEN BASE     TOTAL UNDERWRITTEN
                 # OF LEASES      BASE RENT PER SF      % OF TOTAL    CUMULATIVE %     RENTAL REVENUES     BASE RENTAL REVENUES
    YEAR           ROLLING             ROLLING          SF ROLLING    OF SF ROLLING        ROLLING               ROLLING
-------------------------------------------------------------------------------------------------------------------------------

   Vacant             --                  --                 5%             5%               --                     --
-------------------------------------------------------------------------------------------------------------------------------
     MTM               9             $ 24.60                 6%            10%                4%                     4%
-------------------------------------------------------------------------------------------------------------------------------
    2006              12             $ 34.12                 5%            16%                5%                     9%
-------------------------------------------------------------------------------------------------------------------------------
    2007              12             $ 33.31                 7%            23%                7%                    17%
-------------------------------------------------------------------------------------------------------------------------------
    2008              14             $ 45.21                 4%            27%                5%                    22%
-------------------------------------------------------------------------------------------------------------------------------
    2009              11             $ 48.56                 4%            31%                6%                    28%
-------------------------------------------------------------------------------------------------------------------------------
    2010               8             $ 50.74                 3%            34%                4%                    32%
-------------------------------------------------------------------------------------------------------------------------------
    2011               8             $ 77.79                 2%            37%                6%                    37%
-------------------------------------------------------------------------------------------------------------------------------
    2012              13             $ 54.60                 5%            42%                8%                    46%
-------------------------------------------------------------------------------------------------------------------------------
    2013               6             $ 46.30                 2%            43%                2%                    48%
-------------------------------------------------------------------------------------------------------------------------------
    2014              21             $ 41.35                 9%            53%               11%                    59%
-------------------------------------------------------------------------------------------------------------------------------
    2015              21             $ 32.45                14%            67%               13%                    72%
-------------------------------------------------------------------------------------------------------------------------------
2016 & Beyond         15             $ 28.73                33%           100%               28%                   100%
-------------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Alderwood Mall Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             % OF TOTAL     ANNUALIZED
                          CREDIT RATING                                     ANNUALIZED       ANNUALIZED    UNDERWRITTEN
                             (FITCH/                                    UNDERWRITTEN BASE   UNDERWRITTEN   BASE RENT ($     LEASE
         TENANT NAME     MOODY'S/S&P)(1)   TENANT NRSF   % OF NRSF(2)        RENT ($)       BASE RENT(2)     PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Loews Cineplex               --/B1/B          79,330          14%          $  2,080,033           11%        $ 26.22      12/31/2025
------------------------------------------------------------------------------------------------------------------------------------
Borders Books & Music       --/--/--          24,320           4%          $    486,400            2%        $ 20.00      01/31/2020
------------------------------------------------------------------------------------------------------------------------------------
R.E.I.                      --/--/--          22,785           4%          $    455,700            2%        $ 20.00      01/31/2015
------------------------------------------------------------------------------------------------------------------------------------
Pottery Barn                --/--/--           9,394           2%          $    375,760            2%        $ 40.00      01/31/2017
------------------------------------------------------------------------------------------------------------------------------------
Express                     --/--/--          16,500           3%          $    363,000            2%        $ 22.00      01/31/2007
------------------------------------------------------------------------------------------------------------------------------------
Claim Jumper                --/--/--          12,641           2%          $    341,307            2%        $ 27.00      10/31/2024
------------------------------------------------------------------------------------------------------------------------------------
Victoria's Secret          --/Baa2/BBB         9,131           2%          $    292,192            2%        $ 32.00      01/31/2014
------------------------------------------------------------------------------------------------------------------------------------
Forever 21                  --/--/--           6,109           1%          $    281,014            1%        $ 46.00      01/31/2012
------------------------------------------------------------------------------------------------------------------------------------
Ben Bridge Jeweler          --/--/--           2,714           0%          $    257,830            1%        $ 95.00      07/31/2011
------------------------------------------------------------------------------------------------------------------------------------
Williams-Sonoma             --/--/--           5,639           1%          $    253,755            1%        $ 45.00      01/31/2017
------------------------------------------------------------------------------------------------------------------------------------
Urban Outfitters            --/--/--          11,029           2%          $    253,667            1%        $ 23.00      05/31/2016
------------------------------------------------------------------------------------------------------------------------------------
Abercrombie & Fitch         --/--/--           9,180           2%          $    247,860            1%        $ 27.00      02/28/2009
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       208,772          37%          $  5,688,518           29%        $ 27.25
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                  NAP           330,585          59%          $ 13,786,633           71%        $ 41.70        Various
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                   NAP            25,499           5%          $          0            0%        $  0.00          NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                       564,856         100%          $ 19,475,150          100%        $ 36.11
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   May not sum to 100% due to rounding.

                                      T-27

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

      ESCROWS AND RESERVES. Upon the occurrence and continuance of a trigger event ("Trigger Event," described below), the Alderwood Mall Borrower is required to (i) deposit all accrued insurance and real estate taxes for the insurance period and tax year into a reserve account and to deposit into this reserve account 1/12 of the total annual amount monthly, (ii) deposit $9,856 monthly into a capital expenditure reserve until the total amount in the reserve equals at least $118,273, and (iii) deposit $32,814 monthly into a rollover reserve until the total amount in the reserve equals at least $393,763. A
Trigger Event shall occur upon (i) the occurrence and continuance of a loan default, and terminate upon the cure or waiver of such default, or upon (ii) the date when the DSCR is less than 1.15x, and terminate at such time when the DSCR is equal to or in excess of 1.15x for a twelve consecutive month period.

      LOCKBOX AND CASH MANAGEMENT. A springing hard lockbox is in place with respect to the Alderwood Mall Loan. The lockbox will be in place until the
Alderwood Mall Loan has been paid in full. The lockbox becomes hard upon (a)
occurrence of an Event of Default, or upon (b) the date when the DSCR is less than 1.15x.

      PROPERTY MANAGEMENT. The Alderwood Mall Property is managed by General
Growth Management, Inc., which is an affiliate of the Alderwood Mall Loan's sponsor. The management agreement is subordinate to the Alderwood Mall Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The immediate parent company of the Alderwood Mall Borrower, Alderwood Mall Holding, L.L.C., has obtained mezzanine financing in the amount of $35,000,000. An intercreditor agreement is in effect between the lender and the mezzanine loan lender. Future mezzanine debt is permitted subject to various conditions including: (i) the amount will not result in an aggregate LTV greater than 69.7% and DSCR less than 1.25x, (ii)
no existing mezzanine loan is then outstanding, (iii) no event of default has occurred, and (iv) rating agency confirmation that such mezzanine loan will not result in downgrade, withdrawal or modification of ratings for related securities.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. The Alderwood Mall Borrower may obtain a release of a designated, non-income producing, unimproved outparcel, without any required prepayment of the Alderwood Mall Loan, provided the Alderwood Mall Borrower satisfies certain conditions, including delivery of a rating agency confirmation of no withdrawal or downgrade of the ratings of the REMIC securities on account of the release.

      Certain additional information regarding the Alderwood Mall Loan and the
Alderwood Mall Property is set forth on Appendix II hereto.

                                      T-28

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      T-29

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 3 - MERVYNS PORTFOLIO
--------------------------------------------------------------------------------

                      [MERVYNS PORTFOLIO PICTURES OMITTED]

                                      T-30

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 3 - MERVYNS PORTFOLIO
--------------------------------------------------------------------------------

                         [MERVYNS PORTFOLIO MAP OMITTED]

                                      T-31

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 3 - MERVYNS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):                    $64,190,000

CUT-OFF DATE BALANCE(1):                $64,190,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (MOODY'S/FITCH):          Baa3 / BBB-

FIRST PAYMENT DATE:                     November 1, 2005

INTEREST RATE:                          4.890%

AMORTIZATION:                           Interest only

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          October 1, 2012

EXPECTED MATURITY BALANCE(1):           $64,190,000

SPONSOR:                                Inland Western Retail Real Estate Trust,
                                        Inc.

INTEREST CALCULATION:                   30/360

CALL PROTECTION:                        Locked out through September 30, 2008.
                                        In connection with any voluntary
                                        prepayment, the borrower must pay a
                                        premium equal to the greater of a yield
                                        maintenance premium and 1% of the
                                        principal balance thereafter.
                                        Prepayable without penalty from and
                                        after September 1, 2012.

LOAN PER SF(1):                         $69.06

UP-FRONT RESERVES:                      None

ONGOING RESERVES:                       RE Tax:           Springing

                                        Insurance:        Springing

                                        Cap Ex:           Springing

                                        Other:            Springing

LOCKBOX:                              Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Portfolio of 25 assets

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               See table

YEAR BUILT/RENOVATED:                   See table

PERCENT LEASED (2):                     100.0%

SQUARE FOOTAGE:                         1,896,968

THE COLLATERAL:                         25 single-tenant Mervyns stores

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Inland Pacific Property Services LLC and
                                        Inland Southwest Management LLC

MOST RECENT NET OP. INCOME:             NAP

2ND MOST RECENT NET OP. INCOME:         NAP

3RD MOST RECENT NET OP. INCOME:         NAP

U/W NET OP. INCOME:                     $15,789,935

U/W NET CASH FLOW:                      $15,789,935

U/W OCCUPANCY:                          95.0%

APPRAISED VALUE:                        $234,685,000

CUT-OFF DATE LTV(1):                    55.8%

MATURITY DATE LTV(1):                   55.8%

DSCR(1):                                2.46x

POST IO DSCR(1):                        NAP
--------------------------------------------------------------------------------

(1)   The subject $64,190,000 loan represents a 49.0% pari passu portion of a
      $131,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $131,000,000 financing.

(2)   Percent leased is based on 25 leases expiring in September 2025.

THE MERVYNS PORTFOLIO LOAN

      THE LOAN. The third largest loan (the "Mervyns Portfolio Loan") is evidenced by six promissory notes and is secured by 25 first priority deeds of trust on 25 single-tenant Mervyns properties located in California and Texas
(the "Mervyns Portfolio Properties"). The Mervyns Portfolio Loan was originated on September 26, 2005 by Bear Stearns Commercial Mortgage, Inc. The 51% pari passu portion ($66,810,000) of the entire mortgage loan was securitized in the
MSCI 2006-TOP21 transaction.

      THE BORROWER. The borrowers are Inland Western MDS Portfolio, L.L.C., a
Delaware limited liability company, Inland Western McAllen MDS Limited
Partnership, an Illinois limited partnership, and Inland Western El Paso MDS
Limited Partnership, an Illinois limited partnership, (collectively the "Mervyns
Portfolio Borrower") that own no material assets other than the Mervyns
Portfolio Properties. The Mervyns Portfolio Borrower is wholly owned by Inland
Western Retail Real Estate Trust, Inc. ("IWEST"). As of December 31, 2005, IWEST
reported total assets of $8.09 billion and total shareholder's equity of over
$3.65 billion and owned a

                                      T-32

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

portfolio of 288 properties containing an aggregate of approximately 41.0 million square feet of gross leaseable area. The Inland Group, Inc. is the parent company of IWEST. The Inland Group, Inc. together with its subsidiaries and affiliates is a fully-integrated real estate company providing property management, leasing, marketing, acquisition, development, redevelopment, syndication, renovation, construction finance and other related services.
Currently, the Inland real estate group of companies employs more than 1,000 people and manages over $13 billion in assets and more than 100 million square feet of commercial property.

      THE PROPERTY. The Mervyns Portfolio Properties consist of a portfolio of
25 single-tenant Mervyns properties on long term, absolute net leases. The portfolio is comprised of 23 properties in California (encompassing various markets in northern and southern California) and two in Texas, aggregating
1,896,968 total square feet of retail space. Twenty-two of the properties are located in shopping centers, two properties are located in regional malls and one property is free standing. On average, the stores are 75,879 square feet boxes that could be converted to other single-tenant anchors or multiple-tenant uses. All 25 properties are leased to Mervyns on leases that expire in 2025.
Mervyns, headquartered in Hayward, California, is a retail chain that operates more than 250 department stores in 13 states. The Mervyns Portfolio Properties reported sales for year-end 2004 between $151 PSF to $316 PSF with average sales of $220 PSF.

------------------------------------------------------------------------------------------------------------------------------------
                                                ALLOCATED LOAN   % OF TOTAL LOAN   OWNERSHIP     YEAR BUILT /      PERCENT   SQUARE
PROPERTY                LOCATION                    AMOUNT           AMOUNT        INTEREST        RENOVATED        LEASED   FOOTAGE
------------------------------------------------------------------------------------------------------------------------------------

Carmel Mountain Plaza   San Diego, CA            $  3,871,000         6.0%            Fee         1994 / NAP        100.0%   78,657
------------------------------------------------------------------------------------------------------------------------------------
Escondido               Escondido, CA            $  3,283,000         5.1%            Fee         1987 / NAP        100.0%   75,712
------------------------------------------------------------------------------------------------------------------------------------
Oceanside               Oceanside, CA            $  3,136,000         4.9%            Fee         1984 / NAP        100.0%   75,360
------------------------------------------------------------------------------------------------------------------------------------
Sun Valley              Sun Valley, CA           $  2,940,000         4.6%            Fee         1979 / 2003       100.0%   85,783
------------------------------------------------------------------------------------------------------------------------------------
Manteca                 Manteca, CA              $  2,793,000         4.4%            Fee         1992 / NAP        100.0%   88,515
------------------------------------------------------------------------------------------------------------------------------------
Elk Grove               Elk Grove, CA            $  2,695,000         4.2%            Fee         1993 / NAP        100.0%   77,874
------------------------------------------------------------------------------------------------------------------------------------
Roseville               Roseville, CA            $  2,646,000         4.1%            Fee         1982 / 1993       100.0%   75,928
------------------------------------------------------------------------------------------------------------------------------------
Highland                Highland, CA             $  2,597,000         4.0%            Fee         1993 / NAP        100.0%   80,521
------------------------------------------------------------------------------------------------------------------------------------
Fontana                 Fontana, CA              $  2,548,000         4.0%            Fee         1992 / NAP        100.0%   78,961
------------------------------------------------------------------------------------------------------------------------------------
Vacaville               Vacaville, CA            $  2,548,000         4.0%            Fee         1992 / NAP        100.0%   77,936
------------------------------------------------------------------------------------------------------------------------------------
Morgan Hill             Morgan Hill, CA          $  2,499,000         3.9%            Fee         1989 / NAP        100.0%   77,185
------------------------------------------------------------------------------------------------------------------------------------
Moreno Valley           Moreno Valley, CA        $  2,499,000         3.9%            Fee         1988 / NAP        100.0%   77,192
------------------------------------------------------------------------------------------------------------------------------------
Temecula                Temecula, CA             $  2,499,000         3.9%            Fee         1990 / NAP        100.0%   76,248
------------------------------------------------------------------------------------------------------------------------------------
McAllen                 McAllen, TX              $  2,499,000         3.9%            Fee         1984 / NAP        100.0%   78,027
------------------------------------------------------------------------------------------------------------------------------------
Arbor Faire             Fresno, CA               $  2,499,000         3.9%            Fee         1993 / NAP        100.0%   77,431
------------------------------------------------------------------------------------------------------------------------------------
Redlands                Redlands, CA             $  2,450,000         3.8%            Fee         1981 / NAP        100.0%   75,890
------------------------------------------------------------------------------------------------------------------------------------
Rancho Cucamonga        Rancho Cucamonga, CA     $  2,450,000         3.8%            Fee         1991 / NAP        100.0%   74,991
------------------------------------------------------------------------------------------------------------------------------------
Ventura                 Ventura, CA              $  2,450,000         3.8%            Fee         1982 / 2002       100.0%   75,247
------------------------------------------------------------------------------------------------------------------------------------
Yarbrough               El Paso, TX              $  2,450,000         3.8%            Fee         1984 / NAP        100.0%   75,522
------------------------------------------------------------------------------------------------------------------------------------
East Hills              Bakersfield, CA          $  2,450,000         3.8%            Fee         1989 / NAP        100.0%   75,140
------------------------------------------------------------------------------------------------------------------------------------
Point West              Sacramento, CA           $  2,352,000         3.7%            Fee      1979 / 1990, 2003    100.0%   72,304
------------------------------------------------------------------------------------------------------------------------------------
Hanford                 Hanford, CA              $  2,303,000         3.6%            Fee         1992 / NAP        100.0%   78,459
------------------------------------------------------------------------------------------------------------------------------------
Lodi                    Lodi, CA                 $  2,156,000         3.4%            Fee         1981 / NAP        100.0%   68,017
------------------------------------------------------------------------------------------------------------------------------------
Turlock                 Turlock, CA              $  1,960,000         3.1%            Fee         1987 / NAP        100.0%   61,026
------------------------------------------------------------------------------------------------------------------------------------
Ridgecrest              Ridgecrest, CA           $  1,617,000         2.5%            Fee         1990 / NAP        100.0%   59,042
------------------------------------------------------------------------------------------------------------------------------------

        The following table presents certain information relating to the tenant at the Mervyns Portfolio Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      % OF TOTAL     ANNUALIZED
                         CREDIT RATING                                ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                            (FITCH/                                  UNDERWRITTEN    UNDERWRITTEN    BASE RENT
TENANT NAME              MOODY'S/S&P)     TENANT NRSF   % OF NRSF    BASE RENT ($)    BASE RENT     ($ PER NRSF)    LEASE EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Mervyns                    --/--/--        1,896,968       100%      $ 17,135,036       100%            $9.03          09/30/2025
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                 NAP                NAP        NAP               NAP        NAP              NAP             NAP
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                  NAP                NAP        NAP               NAP        NAP              NAP             NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     1,896,968       100%      $ 17,135,036       100%            $9.03
------------------------------------------------------------------------------------------------------------------------------------

                                      T-33

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

-----------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

                                  AVERAGE BASE                    CUMULATIVE    % OF TOTAL BASE
                  # OF LEASES      RENT PER SF   % OF TOTAL SF     % OF SF      RENTAL REVENUES    CUMULATIVE % OF TOTAL BASE
    YEAR            ROLLING          ROLLING        ROLLING        ROLLING          ROLLING          RENTAL REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------

   Vacant              --              --             --              --               --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2006               --              --             --              --               --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2007               --              --             --              --               --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2008               --              --             --              --               --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2009               --              --             --              --               --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2010               --              --             --              --               --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2011               --              --             --              --               --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2012               --              --             --              --               --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2013               --              --             --              --               --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2014               --              --             --              --               --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2015               --              --             --              --               --                     --
-----------------------------------------------------------------------------------------------------------------------------
2016 & Beyond          25             $9.03         100%            100%             100%                   100%
-----------------------------------------------------------------------------------------------------------------------------

      ESCROWS AND RESERVES. Real estate tax and insurance reserves spring if the
Mervyns Portfolio Borrower fails to provide evidence of payment. Cap Ex reserve springs if the Mervyns Portfolio Borrower fails to provide evidence of property maintenance or if an event of default occurs. The Other reserve is an excess cash reserve fund which springs upon the occurrence of a cash management trigger event. In the event Mervyns goes bankrupt or all of the Mervyns leases (or
Mervyns rights to possession under the leases) are terminated, the Mervyns
Portfolio Borrower is entitled to draw down that certain $45,000,000 rebate letter of credit. All proceeds drawn on the rebate letter of credit are to be paid to the lender for deposit into a rollover reserve to be disbursed for tenant improvement and leasing commission expenses with respect to the original
$131,000,000 loan.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is triggered upon a DSCR less than or equal to 1.75x or a Cash Management Event. A Cash Management Event is
triggered upon (i) the date when the DSCR is less than or equal to 1.25x, (ii)
the occurrence of an event of default, (iii) the bankruptcy of the Mervyns
Portfolio Borrower or the property manager, or (iv) the failure of the indemnitor to contribute equity to a Mervyns Portfolio Borrower under certain conditions set forth in the loan documents. In such case, all receivables will be swept daily to a cash management account controlled by the lender. Such cash sweep may be terminated (not more than twice during the term of the loan) if the
DSCR for the preceding six month period is greater than or equal to 1.35x for two complete, consecutive calendar quarters.

      PROPERTY MANAGEMENT. The Mervyns Portfolio Properties are managed by
Inland Pacific Property Services LLC with respect to the California properties and Inland Southwest Management LLC with respect to the Texas properties. Both managers are affiliates of the Mervyns Portfolio Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PROPERTIES. The Mervyns Portfolio Loan provides for the release of (i) any of eight certain restricted easement agreement ("REA") properties upon payment of 100% of the original allocated loan amount along with the applicable yield maintenance premiums, if certain rights are exercised pursuant to the applicable REA and (ii) three years after the closing date, one or more properties upon payment of 115% of the allocated loan amount along with the applicable yield maintenance premiums subject to certain conditions as detailed in the loan documents including but not limited to: (a) there is no event of default, (b) the DSCR of the remaining properties after the release shall be equal to or greater than 1.23x (based on a 9.30% debt service constant), and (c)
the LTV of the remaining properties after the release does not exceed 59%.

      SUBSTITUTION OF PROPERTIES. Additionally, the Mervyns Portfolio Loan
allows the Mervyns Portfolio Borrower to substitute individual properties a maximum of ten times during the loan term. Any proposed substitution would be subject to satisfying numerous requirements and conditions including, but not limited to the following: (i) the aggregate DSCR immediately after the substitution is not less than the greater of the aggregate DSCR at closing or the aggregate DSCR immediately prior to the substitution, (ii) the NOI and DSCR for the replacement property for the 12 months immediately prior to the substitution is not less than the NOI and DSCR for substituted property for the
12 months immediately prior to the substitution, (iii) the tenant of the replacement property shall have comparable credit quality and financial strength
(as determined by Lender) to the tenant of the applicable substituted property, and (iv) lender has received confirmation from the rating agencies that such substitution will not result in a downgrade of the certificates.

                                      T-34

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

      RELEASE OF PARCELS. The Mervyns Portfolio Borrower may obtain a release of designated outparcels of land, without any required prepayment of the Mervyns
Portfolio Loan, provided the Mervyns Portfolio Borrower satisfies certain legal conditions as specified in the mortgage loan documents. BSCMI did not underwrite any income from the designated outparcels or assign any value to them.

      Certain additional information regarding the Mervyns Portfolio Loan and the Mervyns Portfolio Properties is set forth on Appendix II hereto.

                                      T-35

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 4 - OLYMPIC PLAZA
--------------------------------------------------------------------------------

                        [OLYMPIC PLAZA PICTURES OMITTED]

                                      T-36

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 4 - OLYMPIC PLAZA
--------------------------------------------------------------------------------

                           [OLYMPIC PLAZA MAP OMITTED]

                                      T-37

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 4 - OLYMPIC PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $40,000,000

CUT-OFF DATE BALANCE:                   $39,962,516

LOAN PURPOSE:                           Refinance

SHADOW RATING (MOODY'S/FITCH):          NAP

FIRST PAYMENT DATE:                     April 1, 2006

INTEREST RATE:                          5.520%

AMORTIZATION:                           360 months

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          March 1, 2016

EXPECTED MATURITY BALANCE:              $33,521,816

SPONSOR:                                Philip Ho

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of February
                                        28, 2010 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter.  Prepayable
                                        without penalty from and after December
                                        1, 2015.

LOAN PER SF:                            $163.48

UP-FRONT RESERVES:                      RE Tax:           $73,540

                                        Insurance:        $31,350

ONGOING RESERVES:                       RE Tax:           $36,770 / month

                                        Insurance:        $10,450 / month

                                        Cap Ex:           $3,056 / month

LOCKBOX:                                Soft, Springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Urban

LOCATION:                               Los Angeles, CA

YEAR BUILT/RENOVATED:                   1982 / NAP

PERCENT LEASED(1):                      96.0%

SQUARE FOOTAGE:                         244,448

THE COLLATERAL:                         Six-story Office Building

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    RAMCAL Management, Inc.

MOST RECENT NET OP. INCOME:             $4,124,724

2ND MOST RECENT NET OP. INCOME:         $3,831,519

3RD MOST RECENT NET OP. INCOME:         $4,058,742

U/W NET OP. INCOME:                     $4,206,224

U/W NET CASH FLOW:                      $3,788,217

U/W OCCUPANCY:                          90.0%

APPRAISED VALUE:                        $66,800,000

CUT-OFF DATE LTV:                       59.8%

MATURITY DATE LTV:                      50.2%

DSCR:                                   1.39x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated January 13, 2006.

THE OLYMPIC PLAZA LOAN

      THE LOAN. The fourth largest loan (the "Olympic Plaza Loan") as evidenced by the Promissory Note (the "Olympic Plaza Note") is secured by a first priority fee Deed of Trust, Assignment of Leases and Rents, Security Agreement and
Fixture Filing (the "Olympic Plaza Mortgage") encumbering the 244,448 square foot office building known as Olympic Plaza, located in Los Angeles, California
(the "Olympic Plaza Property"). The Olympic Plaza Loan was originated on
February 28, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is 11500 West Olympic, LLC, a Delaware limited liability company (the "Olympic Plaza Borrower") that owns no material asset other than the Olympic Plaza Property and related interests. The Olympic Plaza
Borrower is controlled by Keitei Yokeno (80%) and Phillip Ho (20%), the sponsor of the Olympic Plaza Loan. Phillip Ho is president of Realty Asset Management,
Inc., Good Nite Inn, Inc. and Koko Villas, Inc. Realty Asset Management, Inc.
manages and repositions commercial properties in Southern California. Good Nite
Inn, Inc. reportedly owns and manages thirteen motel properties along the west coast of California.

                                      T-38

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

      THE PROPERTY. The Olympic Plaza Property is located in Los Angeles,
California, at 11500 West Olympic Boulevard. The Olympic Plaza Property is
located in the area generally known as West Los Angeles, which includes the incorporated cities of Malibu, Santa Monica, Culver City, West Hollywood and
Beverly Hills. The Olympic Plaza Property was originally constructed in 1982. It consists of a 244,448 square foot, six-story office building. The Olympic Plaza
Property is situated on approximately 1.86 acres and includes a three level semi-subterranean parking garage containing 900 parking spaces.

-----------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

                                                                                         % OF TOTAL BASE     CUMULATIVE % OF
                  # OF LEASES     AVERAGE BASE RENT   % OF TOTAL SF   CUMULATIVE % OF    RENTAL REVENUES    TOTAL BASE RENTAL
     YEAR           ROLLING        PER SF ROLLING        ROLLING         SF ROLLING          ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------

    Vacant             --                  --                4%               4%                --                  --
-----------------------------------------------------------------------------------------------------------------------------
     MTM                2                  --                1%               5%                --                  --
-----------------------------------------------------------------------------------------------------------------------------
     2006               8              $22.48                9%              15%                9%                  9%
-----------------------------------------------------------------------------------------------------------------------------
     2007              11              $24.33                7%              22%                7%                 16%
-----------------------------------------------------------------------------------------------------------------------------
     2008              11              $26.30               28%              50%               31%                 48%
-----------------------------------------------------------------------------------------------------------------------------
     2009               7              $23.34                7%              57%                7%                 54%
-----------------------------------------------------------------------------------------------------------------------------
     2010              15              $25.12               23%              80%               24%                 78%
-----------------------------------------------------------------------------------------------------------------------------
     2011               5              $24.85               20%             100%               22%                100%
-----------------------------------------------------------------------------------------------------------------------------
     2012              --                  --                --             100%                --                100%
-----------------------------------------------------------------------------------------------------------------------------
     2013              --                  --                --             100%                --                100%
-----------------------------------------------------------------------------------------------------------------------------
     2014              --                  --                --             100%                --                100%
-----------------------------------------------------------------------------------------------------------------------------
     2015              --                  --                --             100%                --                100%
-----------------------------------------------------------------------------------------------------------------------------
2016 & Beyond          --                  --                --             100%                --                100%
-----------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Olympic Plaza Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL      ANNUALIZED
                                CREDIT RATING                          ANNUALIZED       ANNUALIZED    UNDERWRITTEN
                                   (FITCH/       TENANT                UNDERWRITTEN    UNDERWRITTEN    BASE RENT         LEASE
           TENANT NAME         MOODY'S/S&P)(1)    NRSF     % OF NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION(2)
----------------------------------------------------------------------------------------------------------------------------------

Syska & Hennessey Engineers       --/--/--        27,511       11%      $   764,308         13%         $ 27.78       05/31/2011
----------------------------------------------------------------------------------------------------------------------------------
Barrister Executive Suites        --/--/--        25,532       10%      $   597,449         10%         $ 23.40       12/31/2011
----------------------------------------------------------------------------------------------------------------------------------
U.S. General Services Admin.     AAA/Aaa/AAA      14,930        6%      $   407,445          7%         $ 27.29       02/20/2013
----------------------------------------------------------------------------------------------------------------------------------
Fremantle Media                   --/--/--        14,000        6%      $   345,857          6%         $ 24.70       10/14/2006
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                            81,973       34%      $ 2,115,059         37%         $ 25.80
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Other Tenants                        NAP         152,703       63%      $ 3,660,863         63%         $ 23.87           NAP
----------------------------------------------------------------------------------------------------------------------------------
Vacant Space                         NAP           9,772        4%      $         0          0%         $  0.00           NAP
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           244,448      100%      $ 5,775,922        100%         $ 23.56
----------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)   For Fremantle Media, 11,262 SF expires on October 14, 2006 and 2,738 SF expires on May 31, 2006.

      ESCROWS AND RESERVES. The Olympic Plaza Borrower is required to escrow
1/12 of annual real estate taxes and insurance premiums monthly. The amounts shown are the current monthly collections. Additionally, the Olympic Plaza
Borrower is required to deposit $3,056 monthly into a capital expenditure reserve, up to a cap of $36,667 in the reserve account at any time.

      LOCKBOX AND CASH MANAGEMENT. A soft lockbox is in place with respect to the Olympic Plaza Loan. A hard lockbox will be established upon the occurrence and continuance of a loan default. The lockbox will be in place until the
Olympic Plaza Loan has been paid in full.

      PROPERTY MANAGEMENT. The Olympic Plaza Property is managed by RAMCAL
Management, Inc., a borrower affiliate. The management agreement is subordinate to the Olympic Plaza Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Olympic Plaza Loan and the
Olympic Plaza Property is set forth on Appendix II hereto.

                                      T-39

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 5 - 12601 FAIR LAKES CIRCLE
--------------------------------------------------------------------------------

                   [12601 FAIR LAKES CIRCLE PICTURES OMITTED]

                                      T-40

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 5 - 12601 FAIR LAKES CIRCLE
--------------------------------------------------------------------------------

                      [12601 FAIR LAKES CIRCLE MAP OMITTED]

                                      T-41

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 5 - 12601 FAIR LAKES CIRCLE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $35,000,000

CUT-OFF DATE BALANCE:                   $35,000,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (MOODY'S/FITCH):          NAP

FIRST PAYMENT DATE:                     March 1, 2006

INTEREST RATE:                          5.44%

AMORTIZATION:                           Interest only

ARD:                                    No

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          February 1, 2011

EXPECTED MATURITY BALANCE:              $35,000,000

SPONSOR:                                PRISA III

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of January
                                        1, 2009 or 2 years after the REMIC
                                        "start-up" date with U.S. Treasury
                                        defeasance or the payment of the greater
                                        of a yield maintenance premium and 1% of
                                        the principal balance thereafter.
                                        Prepayble without penalty from and after
                                        November 1, 2010.

LOAN PER SF:                            $132.58

UP-FRONT RESERVES:                      None

ONGOING RESERVES:                       RE Tax:           Springing

                                        Insurance:        Springing

                                        Cap Ex:           Springing

                                        TI/LC:            Springing

LOCKBOX:                                Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Suburban

LOCATION:                               Fairfax, VA

YEAR BUILT/RENOVATED:                   1995 / NAP

PERCENT LEASED(1):                      100.0%

SQUARE FOOTAGE:                         263,990

THE COLLATERAL:                         Class A, 10-story office building

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Brandywine Operating Partnership L.P.

MOST RECENT NET OP. INCOME:             $5,108,395

2ND MOST RECENT NET OP. INCOME:         $4,975,040

3RD MOST RECENT NET OP. INCOME:         $4,823,889

U/W NET OP. INCOME:                     $4,878,370

U/W NET CASH FLOW:                      $4,411,287

U/W OCCUPANCY:                          95.0%

APPRAISED VALUE:                        $77,000,000

CUT-OFF DATE LTV:                       45.5%

MATURITY DATE LTV:                      45.5%

DSCR:                                   2.29x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Occupancy is based on the rent roll dated January 31, 2006.

THE 12601 FAIR LAKES CIRCLE LOAN

      THE LOAN. The fifth largest loan (the "12601 Fair Lakes Circle Loan") as evidenced by the Promissory Note (the "12601 Fair Lakes Circle Note") is secured by a first priority fee Deed of Trust and Absolute Assignment of Rents and
Leases and Security Agreement (the "12601 Fair Lakes Circle Mortgage")
encumbering the 263,990 square foot suburban office property located in Fairfax,
Virginia. The 12601 Fair Lakes Circle Loan was originated on January 11, 2006 by or on behalf of Wells Fargo Bank, National Association.

      THE BORROWER. The borrower is Cognac Fair Lakes LLC, a Delaware limited liability company (the "12601 Fair Lakes Circle Borrower") that owns no material assets other than the mortgaged property and related interests. The 12601 Fair
Lakes Circle Borrower is a single purpose bankruptcy remote entity, structured with an independent director. The 12601 Fair Lakes Circle Borrower is a joint venture between Prudential Insurance Company of America (85% ownership) and its separate account PRISA III (15% ownership). Prudential is one of the largest life insurance companies in the U.S. PRISA III is a fund established by
Prudential in 2003 to invest primarily in real estate. The recourse obligations of 12601 Fair Lakes Circle under the non-recourse carveout provisions of the
12601 Fair Lakes Circle Loan are currently guaranteed by the Prudential
Insurance Company of America with its liability limited to the net assets of
PRISA III.

                                      T-42

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

      THE PROPERTY. The 12601 Fair Lakes Circle Property is a 263,990 square foot, 10-story office building 100% occupied by American Management Systems
("AMS"), an information technology firm which was acquired by the CGI Group in
2004. The company provides systems integration, technology consulting, and business process outsourcing services for companies in virtually all industries.
The 12601 Fair Lakes Circle property is located in Fairfax, Virginia, approximately 15 miles west of Washington DC. 12601 Fair Lakes Circle Property amenities include a fitness center, a conference center, and a cafeteria. The property is a half a mile from the intersection of VA Route 7100 and I-66, the major east-west highway connecting Fairfax County to Washington DC. Fair Lakes is a mixed use community containing approximately 3 million square feet of office space, 1 million sf of retail, one large Hyatt hotel and a Marriott
Residence Inn, and two daycare centers. The 12601 Fair Lakes Circle Property is
100% leased to CGI-AMS under a triple net lease expiring in February 2011.

      The following table presents certain information relating to the tenant at the 12601 Fair Lakes Circle Property:

--------------------------------------------------------------------------------------------------------------------
                                                                          % OF TOTAL     ANNUALIZED
                         CREDIT RATING                     ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                            (FITCH/      TENANT    % OF   UNDERWRITTEN   UNDERWRITTEN     BASE RENT        LEASE
TENANT NAME               MOODY'S/S&P)    NRSF     NRSF   BASE RENT ($)   BASE RENT     ($ PER NRSF)     EXPIRATION
--------------------------------------------------------------------------------------------------------------------

CGI-AMS                     --/--/--     263,990   100%    $ 5,213,953        100%          $19.75       02/28/2011
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Other Tenants                  NAP           NAP    NAP            NAP         NAP             NAP          NAP
--------------------------------------------------------------------------------------------------------------------
Vacant Space                   NAP           NAP    NAP            NAP         NAP             NAP          NAP
--------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                   263,990   100%    $ 5,213,953        100%          $19.75
--------------------------------------------------------------------------------------------------------------------

      ESCROWS AND RESERVES. Real estate tax, insurance, Cap Ex, and TI/LC reserves will be funded following the occurrence of a "Trigger Event". Trigger event is defined as (a) an event of default beyond any applicable notice and cure period or (b) if the DSCR, as tested semi-annually (June 30 and December
31), based on a 10% debt constant, falls below 1.00x. "Trigger Impounds" are as follows: Cap Ex reserves of $0.25/sf/year ($5,500/month) and TI/LC reserves of
$31,250/month will be required. Tax impounds in an amount estimated to be 1/12th of the taxes payable during the next calendar year and insurance impounds will be required in an amount sufficient to pay the premiums for insurance. If
Borrower achieves a DSCR equal to or greater than 1.00x (based on a 10%
constant) for four subsequent consecutive quarters and no default exists, then lender shall release the Trigger Impounds to Borrower. Borrower may provide a letter of credit in lieu of CapEx reserves, provided that such letter of credit is in the amount of the deposit required. Borrower may provide an LOC equal to
$375,000, increased by $375,000 annually, in lieu of the TI/LC impound.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox will spring upon the occurrence of the Trigger Event. If borrower generates a DSCR equal to or greater than 1.00x (based on a 10% constant) for 4 consecutive quarters, then the lender shall release the Trigger Event impounds to the borrower.

      PROPERTY MANAGEMENT. The 12601 Fair Lakes Circle Property is managed by
Brandywine Operating Partnership, L.P. ("BOP"). BOP is the partnership through which Brandywine Realty Trust ("BRT") owns assets and conducts business. BRT is one of the Nation's largest full-service real estate companies, is a completely integrated, real estate operating company organized as a real estate investment trust (REIT). Brandywine is engaged in the ownership, management, leasing, acquisition and development of office and industrial properties located across the United States.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

                                      T-43

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 6 - 234 WEST 48TH STREET
--------------------------------------------------------------------------------

                     [234 WEST 48TH STREET PICTURES OMITTED]

                                      T-44

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 6 - 234 WEST 48TH STREET
--------------------------------------------------------------------------------

                       [234 WEST 48TH STREET MAP OMITTED]

                                      T-45

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 6 - 234 WEST 48TH STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $30,000,000

CUT-OFF DATE BALANCE:                   $30,000,000

LOAN PURPOSE:                           Acquisition

SHADOW RATING (MOODY'S/FITCH):          NAP

FIRST PAYMENT DATE:                     April 10, 2006

INTEREST RATE:                          5.670%

AMORTIZATION:                           Interest only

ARD:                                    March 1, 2016

HYPERAMORTIZATION:                      After the ARD, the loan interest rate
                                        steps up to the greater of (i) 5.67%
                                        plus 2.50% or (ii) the 10 year on the
                                        run U.S. Treasury Issue rounded to the
                                        nearest basis point plus 2.50%.

MATURITY DATE:                          March 1, 2036

EXPECTED ARD BALANCE:                   $30,000,000

SPONSOR:                                Steven C. Witkoff

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of April
                                        10, 2009 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter. Prepayable
                                        without penalty from and after February
                                        10, 2016.

LOAN PER ROOM:                          $89,820.36

UP-FRONT RESERVES:                      None

ONGOING RESERVES:                       RE Tax:           Springing

                                        Insurance:        Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Other

PROPERTY SUB-TYPE:                      Leased Fee

LOCATION:                               New York, NY

YEAR BUILT/RENOVATED:                   1927 / 1989

PERCENT LEASED(1):                      100.0% (Ground Lease)

ROOMS:                                  334

THE COLLATERAL:                         Land Parcel underlying a AAA-2 Diamond
                                        rated Best Western hotel.

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    The Witkoff Group LLC

MOST RECENT NET OP. INCOME:             $9,579,934

2ND MOST RECENT NET OP. INCOME:         $5,958,722

3RD MOST RECENT NET OP. INCOME:         NAP

U/W NET OP. INCOME:                     $9,579,934

U/W NET CASH FLOW:                      $8,783,738

U/W OCCUPANCY:                          91.9%

APPRAISED VALUE:                        $40,800,000

CUT-OFF DATE LTV:                       73.5%

ARD LTV:                                73.5%

DSCR (2):                               5.09x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated March 9, 2006.

(2)   With respect to Mortgage Loan No. 46, 234 West 48th Street, the loan is secured by a fee interest in the ground, while the buildings and improvements at the property are not collateral for the loan. However, if the lessee defaults on its lease, ownership of the buildings and improvements at the subject property will revert to the borrower/lessor.
      Therefore, underwriting is based on a "look-through" to the projected income and expenses associated with the improvements. The actual income to the borrower under the ground lease is less than the amount underwritten for the loan; the underwritten DSCR is 1.01x based on the ground rents.

THE 234 WEST 48TH STREET LOAN

      THE LOAN. The sixth largest loan (the "234 West 48th Street Loan") as evidenced by the Mortgage Note (the "234 West 48th Street Note") is secured by a first priority fee Consolidated, Amended and Restated Mortgage and Security
Agreement and Assignment of Leases and Rents (the "234 West 48th Street
Mortgage") encumbering the 9,550 square feet land parcel known as 234 West 48th
Street, located in New York, New York (the "234 West 48th Street Property"). The
234 West 48th Street Loan was originated on March 9, 2006 by or on behalf of
Principal Commercial Funding II, LLC.

      THE BORROWER. The borrower is 234 West 48 LLC, a Delaware limited liability company (the "234 West 48th Street Borrower") that owns no material asset other than the 234 West 48th Street Property and related interests. The managing member is Steven C. Witkoff, who has a 70.3% ownership interest in the
234 West 48th Street Property. Mr. Witkoff is also the sponsor of the 234 West
48th Street Loan. Mr. Witkoff has over 20 years of real estate experience and is founder and CEO of The Witkoff Group LLC, a fully integrated real estate

                                      T-46

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

investment firm that owns a diverse portfolio of real estate in select U.S. and foreign markets. Mr. Witkoff began purchasing properties in 1986 and his current portfolio contains approximately 10 million square feet of commercial real estate and over 400 apartment units.

      THE PROPERTY. The 234 West 48th Street Property is a 9,550 square feet land parcel underneath a 16-story, 334 room, full service, AAA-2 Diamond rated
Best Western hotel located in New York, New York. The hotel was built in 1927, sits on a .23 acre site and contains 117,102 sf of gross building area. Floors
2-15 contain 332 guestrooms. Floor 16 contains 2 penthouse suites. Floor 1 is dedicated to registration, dining, circulation, and holding areas. The basement floor contains administrative offices, housekeeping quarters, break room, maintenance department, and mechanical rooms. The construction of the hotel is of structural steel frame encased in concrete. The property contains two passenger elevators and one passenger/service elevator. The property received extensive renovations when it was converted to a Best Western Hotel in 1989. In addition, there have been upgrades to each room over the past three years, with new bathrooms installed in approximately 80% of the rooms.

--------------------------------------------------------------------------------------------------------------
                           SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR (1)

                     COMPETITIVE SET                 234 WEST 48TH STREET             PENETRATION FACTOR

   YEAR      OCCUPANCY      ADR      REVPAR     OCCUPANCY      ADR      REVPAR   OCCUPANCY     ADR      REVPAR
--------------------------------------------------------------------------------------------------------------

T12 Jan 04     74.8%      $107.74    $ 80.63      88.2%      $116.45   $102.66     117.9%     108.1%    127.3%
--------------------------------------------------------------------------------------------------------------
T12 Jan 05     88.2%      $123.96    $109.38      84.9%      $143.67   $121.98      96.3%     115.9%    111.5%
--------------------------------------------------------------------------------------------------------------
T12 Jan 06     90.1%      $150.91    $135.99      92.3%      $174.58   $161.07     102.4%     115.7%    118.4%
--------------------------------------------------------------------------------------------------------------

(1)   The above table is based on data provided by STR Reports.

      ESCROWS AND RESERVES. If the ground lease tenant fails to pay taxes and insurance in a timely manner, then the 234 West 48th Street Borrower is required to deposit monthly 1/12th of the estimated annual taxes and insurance premium costs.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 234 West 48th Street Loan.

      PROPERTY MANAGEMENT. Hampshire Hotels & Resorts is responsible for the day to day management of the Best Western President Hotel. The 234 West 48th Street
Property is managed by The Witkoff Group LLC, a fully integrated real estate investment firm that owns a diverse portfolio of real estate in select U.S. and foreign markets. The management agreement is subordinate to the 234 West 48th
Street Property Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the 234 West 48th Street Loan and the 234 West 48th Street Property is set forth on Appendix II hereto.

                                      T-47

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 7 - COMMERCE CENTER
--------------------------------------------------------------------------------

                       [COMMERCE CENTER PICTURES OMITTED]

                                      T-48

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 7 - COMMERCE CENTER
--------------------------------------------------------------------------------

                          [COMMERCE CENTER MAP OMITTED]

                                      T-49

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 7 - COMMERCE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $30,000,000

CUT-OFF DATE BALANCE:                   $29,972,925

LOAN PURPOSE:                           Refinance

SHADOW RATING (MOODY'S/FITCH):          NAP

FIRST PAYMENT DATE:                     April 1, 2006

INTEREST RATE:                          5.67%

AMORTIZATION:                           Principal and interest payments of
                                        $173,550.21 through March 1, 2009.
                                        Interest only payments beginning April
                                        1, 2009 through March 1, 2011. Principal
                                        and interest payments of $173,550.21
                                        beginning April 1, 2011 through
                                        maturity.

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          March 1, 2016

EXPECTED MATURITY BALANCE:              $26,447,209

SPONSORS:                               James W. Ayers; Robert C.H. Mathews,
                                        III

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out through April 30, 2008.  In
                                        connection with any voluntary
                                        prepayment, the borrower must pay a
                                        premium equal to the greater of yield
                                        maintenance premium and 1% of the
                                        principal balance thereafter.
                                        Prepayable without penalty from and
                                        after February 1, 2016.

LOAN PER SF:                            $131.13

UP-FRONT RESERVES:                      None

ONGOING RESERVES:                       RE Tax:           Springing

                                        Insurance:        Springing

                                        TI/LC:            Springing

LOCKBOX:                                None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Office

PROPERTY SUB-TYPE:                      Urban

LOCATION:                               Nashville, TN

YEAR BUILT/RENOVATED:                   2000 / NAP

PERCENT LEASED(1):                      100.0%

SQUARE FOOTAGE:                         228,567

THE COLLATERAL:                         11 story office building

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    The Mathews Company

MOST RECENT NET OP. INCOME:             $3,163,394

2ND MOST RECENT NET OP. INCOME:         $3,025,073

3RD MOST RECENT NET OP. INCOME:         $2,920,968

U/W NET OP. INCOME:                     $3,006,632

U/W NET CASH FLOW:                      $2,732,353

U/W OCCUPANCY:                          95.0%

APPRAISED VALUE:                        $42,000,000

CUT-OFF DATE LTV:                       71.4%

MATURITY DATE LTV:                      63.0%

DSCR:                                   1.31x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated February 17, 2006.

THE COMMERCE CENTER LOAN

      THE LOAN. The seventh largest loan (the "Commerce Center Loan") as evidenced by the Secured Promissory Note (the "Commerce Center Note") is secured by a first priority fee Trust Deed, Security Agreement and Assignment of Rents
(the "Commerce Center Mortgage") encumbering the 228,567 square foot CBD office building known as Commerce Center, located in Nashville, Tennessee (the
"Commerce Center Property"). The Commerce Center Loan was originated on February
17, 2006 by or on behalf of Principal Commercial Funding II, LLC.

                                      T-50

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

      THE BORROWER. The borrower is Commerce Street Associates, a Tennessee general partnership (the "Commerce Center Borrower"). James W. Ayers and Robert
C.H. Mathews, III, are the sponsors of the Commerce Center Loan. Combined, the two sponsors have over 55 years of real estate experience. Mr. Mathews' real estate ownership portfolio consists of five office buildings, one warehouse building, two apartment complexes, one retail building, and two parcels of undeveloped land. Mr. Ayers' real estate experience consists of his previous ownership of several nursing homes, ownership in the subject property, and ownership in two office/warehouse properties.

      THE PROPERTY. Commerce Center Property is an 11 story office building constructed in 2000 that contains a total of 228,567 square feet of net rentable area. Construction of the premises consists of a reinforced concrete and structural steel foundation, fireproof structural steel framing, concrete pre-cast exterior wall panels over batt insulation, an insulated glass in aluminum curtain wall with steel stud backup, brick facade, and a rubber membrane/stone ballasted roof. It is equipped with four passenger elevators, one service/freight elevator, and a 100% wet sprinkler system. Commerce Center is located at 211 Commerce Street, in Nashville, Davidson County, Tennessee, which is at the intersection of 3rd Avenue North and Commerce Street in the heart of downtown Nashville.

-----------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE

                                AVERAGE CONTRACT                                       % OF TOTAL       CUMULATIVE % OF TOTAL
                                      RENT          % OF TOTAL                      CONTRACT RENTAL        CONTRACT RENTAL
                 # OF LEASES    (ANNUALIZED) PER    SQUARE FEET    CUMULATIVE %       (ANNUALIZED)      (ANNUALIZED) REVENUES
    YEAR           ROLLING         SF ROLLING         ROLLING      OF SF ROLLING    REVENUES ROLLING           ROLLING
-----------------------------------------------------------------------------------------------------------------------------

   Vacant             --               --                --              --                --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2006              --               --                --              --                --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2007              --               --                --              --                --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2008              --               --                --              --                --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2009              --               --                --              --                --                     --
-----------------------------------------------------------------------------------------------------------------------------
    2010              12             $18.96             85%             85%               88%                    88%
-----------------------------------------------------------------------------------------------------------------------------
    2011              --               --                --             85%                --                    88%
-----------------------------------------------------------------------------------------------------------------------------
    2012              --               --                --             85%                --                    88%
-----------------------------------------------------------------------------------------------------------------------------
    2013              --               --                --             85%                --                    88%
-----------------------------------------------------------------------------------------------------------------------------
    2014              --               --                --             85%                --                    88%
-----------------------------------------------------------------------------------------------------------------------------
    2015              --               --                --             85%                --                    88%
-----------------------------------------------------------------------------------------------------------------------------
2016 & Beyond          4             $14.85             15%             100%              12%                    100%
-----------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at the Commerce Center Property:

------------------------------------------------------------------------------------------------------------------------------
                          CREDIT RATING                                              % OF TOTAL      ANNUALIZED
                             (FITCH/       TENANT     % OF        ANNUALIZED         ANNUALIZED     CONTRACT RENT     LEASE
          TENANT NAME     MOODY'S/S&P)      NRSF      NRSF     CONTRACT RENT ($)    CONTRACT RENT   ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------

Baker Donelson               --/--/--      90,717     39.7%      $ 1,718,180            41.0%          $ 18.94       9/7/2010
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Barge Waggoner               --/--/--      55,569     24.3%      $ 1,034,694            24.7%          $ 18.62      8/31/2010
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     146,286    64.0%      $ 2,752,874            65.7%          $ 18.82
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Other Tenants                  NAP         82,281     36.0%      $ 1,439,045            34.3%          $ 17.49       Various
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Vacant                         NAP            0        0.0%      $      0.00             0.0%          $  0.00         NAP
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     228,567   100.0%      $ 4,191,919           100.0%          $ 18.34
------------------------------------------------------------------------------------------------------------------------------

                                      T-51

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

      ESCROWS AND RESERVES. Beginning on March 1, 2011, the Commerce Center
Borrower shall make monthly TI/LC escrow payments of $10,417. Also, in the event
Baker Donelson and Barge Waggoner have not provided notice of renewal of their leases by October 1, 2009 for 100% of the space covered by their leases for at least a 3 year term, the Commerce Center Borrower shall deposit with lender an amount equal to $10 per square foot of unleased space to be paid equally over 13 months. Monthly escrow payments would commence October 1, 2009 through and including October 1, 2010. Upon occurrence of an event of default, Commerce
Street Associates, Borrower is required to deposit monthly 1/12th of the estimated annual taxes and insurance premium costs.

      LOCKBOX AND CASH MANAGEMENT. None.

      PROPERTY MANAGEMENT. The Commerce Center Property is managed by The
Mathews Company which is an affiliate of the Commerce Center Borrower. The management agreement is subordinate to the Commerce Center Loan. The Mathews
Company is led by Robert C.H. Mathews, III who has over 25 years of experience in the ownership, management, leasing, brokerage/sales and development of real estate. The firm offers services including fee development, portfolio development, market analysis, property management, leasing, sales/brokerage, and general contracting/construction management.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Commerce Center Loan and the
Commerce Center Property is set forth on Appendix II hereto.

                                      T-52

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      T-53

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 8 - 60 THOMPSON STREET
--------------------------------------------------------------------------------

                      [60 THOMPSON STREET PICTURES OMITTED]

                                      T-54

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 8 - 60 THOMPSON STREET
--------------------------------------------------------------------------------

                        [60 THOMPSON STREET MAP OMITTED]

                                      T-55

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 8 - 60 THOMPSON STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $29,000,000

CUT-OFF DATE BALANCE:                   $29,000,000

LOAN PURPOSE:                           Refinance

SHADOW RATING (MOODY'S/FITCH):          Baa3 / BBB-

FIRST PAYMENT DATE:                     December 1, 2005

INTEREST RATE:                          5.250%

AMORTIZATION:                           Interest only through November 1, 2010.
                                        Principal and interest payments of
                                        $160,139.07 beginning December 1, 2010
                                        through the anticipated maturity date.

ARD:                                    November 1, 2015

HYPERAMORTIZATION:                      After the ARD, the loan interest rate
                                        steps up to five percent (5%) above the
                                        greater of (i) the initial Interest Rate
                                        and (ii) the Treasury Rate.

MATURITY DATE:                          November 1, 2035

EXPECTED ARD BALANCE:                   $26,882,584

SPONSORS:                               Lawrence Pomeranc, Michael Pomeranc,
                                        Jason Pomeranc

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of November
                                        1, 2009 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter.  Prepayable
                                        without penalty from and after August 1,
                                        2015.

LOAN PER ROOM:                          $295,918

UP-FRONT RESERVES:                      RE Tax:           $314,771

ONGOING RESERVES:                       RE Tax:           $55,085 / month

                                        Insurance:        Springing

                                        FF&E:             3% of Revenues / month

LOCKBOX:                                Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Hospitality

PROPERTY SUB-TYPE:                      Full Service

LOCATION:                               New York, NY

YEAR BUILT/RENOVATED:                   2001 / NAP

OCCUPANCY(1):                           94.6%

ROOMS:                                  98

THE COLLATERAL:                         Luxury boutique hotel

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Thompson Hotel Manager LLC

MOST RECENT NET OP. INCOME:             $6,260,933

2ND MOST RECENT NET OP. INCOME:         $4,346,756

3RD MOST RECENT NET OP. INCOME:         $4,066,501

U/W NET OP. INCOME:                     $6,006,841

U/W NET CASH FLOW:                      $5,448,340

U/W OCCUPANCY:                          95.0%

APPRAISED VALUE:                        $66,600,000

CUT-OFF DATE LTV:                       43.5%

ARD LTV:                                40.4%

DSCR:                                   3.53x

POST IO DSCR:                           2.84x
--------------------------------------------------------------------------------

(1)   Occupancy is based on the trailing twelve months financials dated December
      31, 2005.

THE 60 THOMPSON STREET LOAN

      THE LOAN. The eighth largest loan (the "60 Thompson Street Loan") as evidenced by the Promissory Note (the "60 Thompson Street Note") is secured by a first priority fee Mortgage and Agreement of Consolidation and Modification of
Mortgage and Absolute Assignment of Rents and Leases and Security Agreement (the
"60 Thompson Street Mortgage") encumbering the 98-guestroom luxury hotel known as 60 Thompson Street, located in Manhattan's SoHo district of New York, New
York (the "60 Thompson Street Property"). The 60 Thompson Street Loan was
originated on October 11, 2005 by or on behalf of Wells Fargo Bank, National
Association.

      THE BORROWER. The borrower is Thompson Street Associates LLC, a New York limited liability company (the "60 Thompson Street Borrower") that owns no material asset other than the 60 Thompson Street Property and related interests.
The 60 Thompson Street Borrower is a single purpose bankruptcy remote entity, structured with an independent director. The 60 Thompson Street Borrower is

                                      T-56

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

owned by Jack Pomeranc (40% ownership interest) and Jason Pomeranc, Lawrence
Pomeranc and Michael Pomeranc (each owning 19.833% interest) (collectively, the
"Pomeranc Family"). The remaining 0.5% interest is owned by Thompson Street
Hotel Corp., an entity that is owned by Jason Pomeranc, Lawrence Pomeranc and
Michael Pomeranc (collectively, the "Pomeranc Brothers"). The Pomeranc Family owns and operates a national real estate portfolio and is active in hospitality and residential property investment, development and management. The 60 Thompson
Street Loan is sponsored by the Pomeranc Brothers.

      THE PROPERTY. The 60 Thompson Street Property is operated by Thompson
Hotel Associates LLC, a 60 Thompson Street Borrower related entity, and consists of a twelve-story building, originally constructed in 2001, on approximately
0.15 acres, and includes 98 luxury hotel guestrooms located on floors 3 through
12. There are 30 queen rooms; 48 king rooms; 10 double-double rooms; 7 one-bedroom suites; 2 Thompson suites (one-bedroom lofted guestroom suites); and
1 penthouse. The rooms are considered to be larger than average for Manhattan, with areas ranging between 325 sf to 600 sf, and offer amenities including flat screen televisions, high speed internet, dual line phones, DVD/CD stereos, as well as designer linens and soft goods. Food and beverage services are provided by a third party operator, which operates a 24-hour room service, a 40-seat cafe, a 100-seat bar/restaurant located on the second floor, a 175-seat rooftop lounge, as well as the acclaimed 120-seat Kittichai restaurant located on the first floor. The 60 Thompson Street Property is located in Manhattan's SoHo district of New York, New York, on Thompson Street between Spring and Broome
Streets, in an area best known for its boutiques, studios, galleries and restaurants.

--------------------------------------------------------------------------------------------------------------------
                              SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR(1)

                      COMPETITIVE SET                  60 THOMPSON STREET                 PENETRATION FACTOR

 YEAR        OCCUPANCY      ADR       REVPAR     OCCUPANCY     ADR       REVPAR    OCCUPANCY      ADR       REVPAR
--------------------------------------------------------------------------------------------------------------------

 2003          81.4%      $284.61     $231.60      91.9%     $297.08    $272.98     112.9%      104.4%      117.9%
--------------------------------------------------------------------------------------------------------------------
 2004          82.5%      $323.08     $266.60      93.3%     $324.05    $302.50     113.1%      100.3%      113.5%
--------------------------------------------------------------------------------------------------------------------
 2005          84.9%      $369.67     $313.79      94.6%     $382.67    $362.00     111.4%      103.5%      115.4%
--------------------------------------------------------------------------------------------------------------------

(1)   The above table is based on data provided by STR Reports.

      ESCROWS AND RESERVES. The 60 Thompson Street Borrower is required to escrow real estate taxes monthly. Insurance reserves are waived provided no default has occurred and the Property is covered under a Borrower blanket insurance policy that has been approved by Lender. The 60 Thompson Street
Borrower is also required to escrow three percent (3%) of Gross Revenues for
FF&E on a monthly basis.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox will be established on the earlier of the following trigger events: (i) the occurrence and continuance of a loan event of default; (ii) the occurrence of the Borrower's exercise of the
Mezzanine Option; or (iii) the loan has not been paid in full on or before the
Anticipated Maturity Date.

      PROPERTY MANAGEMENT. The 60 Thompson Street Property is managed by
Thompson Hotel Manager LLC, an affiliate of the 60 Thompson Street Loan's sponsor. The management agreement is subordinate to the 60 Thompson Street Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The borrower may incur future mezzanine financing (the "Mezzanine Loan") secured by a pledge of 100% of the direct or indirect equity ownership interest in Borrower held by Mezzanine
Borrower (the "Equity Collateral") subject to certain conditions as detailed in the loan documents including but not limited to: (i) the combined DSCR of not less than 1.40x; (ii) the combined LTV ratio shall not exceed 80%; (iii) the
Mezzanine Loan term is co-terminus with the Mortgage loan; (iv) the mezzanine lender must be an institutional lender that satisfies Rating Agency criteria;
(v) the delivery of intercreditor documents acceptable to lender and applicable rating agencies; (vi) the delivery of a new non-consolidation opinion; and (vii)
a "no downgrade" confirmation from applicable rating agencies.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the 60 Thompson Street Loan and the 60 Thompson Street Property is set forth on Appendix II hereto.

                                      T-57

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 9 - 1 ROUTE 46 WEST
--------------------------------------------------------------------------------

                       [1 ROUTE 46 WEST PICTURES OMITTED]

                                      T-58

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 9 - 1 ROUTE 46 WEST
--------------------------------------------------------------------------------

                          [1 ROUTE 46 WEST MAP OMITTED]

                                      T-59

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 9 - 1 ROUTE 46 WEST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $24,000,000

CUT-OFF DATE BALANCE:                   $24,000,000

LOAN PURPOSE:                           Refinance

SHADOW RATING (MOODY'S/FITCH):          NAP

FIRST PAYMENT DATE:                     February 1, 2006

INTEREST RATE:                          5.467%

AMORTIZATION:                           Interest Only

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          January 1, 2016

EXPECTED MATURITY BALANCE:              $24,000,000

SPONSORS:                               Joseph Prestifilippo and Thomas Ruane

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of December
                                        14, 2008 or 2 years after the REMIC
                                        "start-up" date with U.S. Treasury
                                        defeasance or the payment of the greater
                                        of a yield maintenance premium and 1% of
                                        the principal balance thereafter.
                                        Prepayable without penalty from and
                                        after September 1, 2015.

LOAN PER SF(1):                         $113.50

UP-FRONT RESERVES:                      Deferred Maintenance:   $6,248

ONGOING RESERVES:                       RE Tax:                 Springing

                                        Insurance:              Springing

                                        Cap Ex:                 Springing

                                        TI/LC:                  Springing

LOCKBOX:                                Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Mixed Use

PROPERTY SUB-TYPE:                      Retail/Hospitality

LOCATION:                               Totowa, NJ

YEAR BUILT/RENOVATED:                   1983/1997 / NAP

PERCENT LEASED / OCCUPANCY(2):          100.0% (Retail) / 79.6% (Hospitality)

SQUARE FOOTAGE / ROOMS(2):              111,462 (Retail) / 155 (Hospitality)

THE COLLATERAL:                         Mixed Use center consisting of a Holiday
                                        Inn and several retail tenants

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Holiday 46, SPE, Inc.

MOST RECENT NET OP. INCOME:             $3,158,105

2ND MOST RECENT NET OP. INCOME:         $3,098,198

3RD MOST RECENT NET OP. INCOME:         $3,054,256

U/W NET OP. INCOME:                     $3,274,354

U/W NET CASH FLOW:                      $3,170,322

U/W OCCUPANCY(3):                       96.8%

APPRAISED VALUE:                        $41,000,000

CUT-OFF DATE LTV:                       58.5%

MATURITY DATE LTV:                      58.5%

DSCR:                                   2.38x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   The Loan per SF shown is based on the retail square footage of the property and 100,000 square feet for the 155-room Holiday Inn
      (approximation per the appraiser).

(2)   The property is a mixed use center comprising 111,462 square feet of retail space and a 155-room Holiday Inn. Percent leased for the retail is based on a rent roll dated February 3, 2006. The occupancy for the hospitality component is based on trailing 12-month operating statements through December 31, 2005.

(3)   The underwritten occupancy assumes a 5% vacancy against the retail space and occupancy of 79.6% for the hotel.

THE 1 ROUTE 46 WEST LOAN

      THE LOAN. The ninth largest loan (the "1 Route 46 West Loan") is evidenced by one promissory note and is secured by a first priority mortgage on the 1
Route 46 West mixed use retail-hospitality property located in Totowa, New
Jersey (the "1 Route 46 West Property"). The 1 Route 46 West Loan was originated on December 14, 2005 by Bear Stearns Commercial Mortgage, Inc.

      THE BORROWER. The borrower is Holiday 46, L.L.C., a New Jersey limited liability company (the "1 Route 46 West Borrower") that owns no material asset other than the 1 Route 46 West Property and related interests. The Holiday Inn at the property operates under an operating lease with the tenant owned by the same principals as the 1 Route 46 West Borrower. The 1 Route 46 West Borrower is
owned by Joseph Prestifilippo (approx. 25%), Thomas Ruane (approx. 26%), and others (none with greater than a 20% interest). Joseph Prestifilippo and Thomas
Ruane, have been developing, managing and owning commercial and residential property in New Jersey and the continental United States for over 25 years.

                                      T-60

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

      THE PROPERTY. The 1 Route 46 West Property is a mixed use center consisting of 111,462 square feet of retail space and a 155-room Holiday Inn on an 11 acre site located in Totowa, New Jersey. The 1 Route 46 West Property is
located in a large retail corridor along Route 46 that includes large retail tenants such as Target, Home Depot and Kohls in addition to the 1.5 million square foot Willowbrook Mall. The retail component of the 1 Route 46 West
Property encompasses 111,462 square feet and is 100% leased to 11 retail tenants including two anchors, a 25,595 square foot CompUSA and a 23,640 square foot
Petco. The retail component of the 1 Route 46 West Property has been 100%
occupied for over five years. The hotel component of the 1 Route 46 West
Property is the Holiday Inn of Totowa, a 5-story, 155-room, full-service hotel that has been owned and operated by the principals of the 1 Route 46 West
Borrower since 1984. The hotel features banquet and meeting space to accommodate from 10 to 300 people, a fitness room, a business center, a restaurant, and over
500 indoor and outdoor parking spaces.

      The following table presents certain information relating to the performance of the hotel at the 1 Route 46 West Property:

--------------------------------------------------------------------------------------------------------------------
                              SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR(1)

                      COMPETITIVE SET                HOLIDAY INN OF TOTOWA                    PENETRATION FACTOR

 YEAR        OCCUPANCY      ADR       REVPAR     OCCUPANCY     ADR       REVPAR    OCCUPANCY      ADR       REVPAR
--------------------------------------------------------------------------------------------------------------------

 2002          69.3%      $92.96      $64.37       76.1%     $101.68     $77.34     109.8%      109.4%      120.1%
--------------------------------------------------------------------------------------------------------------------
 2003          67.3%      $89.38      $60.18       71.3%      $96.37     $68.71     105.9%      107.8%      114.2%
--------------------------------------------------------------------------------------------------------------------
 2004          68.4%      $89.46      $61.22       76.8%      $91.67     $70.39     112.3%      102.5%      115.0%
--------------------------------------------------------------------------------------------------------------------
 2005          71.5%      $87.38      $62.52       79.6%      $96.31     $76.63     111.3%      110.2%      122.6%
--------------------------------------------------------------------------------------------------------------------

(1)   The data for the competitive set is based on a STR report provided by
      Smith Travel Research while the property data is based on borrower provided operating statements.

The following table presents certain information relating to the major retail tenants at the 1 Route 46 West Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             % OF TOTAL     ANNUALIZED
                              CREDIT RATING                                  ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                 (FITCH/                                    UNDERWRITTEN    UNDERWRITTEN     BASE RENT      LEASE
    TENANT NAME(1)           MOODY'S/S&P)(2)   TENANT NRSF   % OF NRSF(3)   BASE RENT ($)   BASE RENT(3)   ($ PER NRSF)   EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

CompUSA                        --/--/--           25,595          23%          $520,858          23%         $20.35       03/13/2013
------------------------------------------------------------------------------------------------------------------------------------
Petco                          --/Ba2/BB          23,640          21%          $478,710          21%         $20.25       12/31/2015
------------------------------------------------------------------------------------------------------------------------------------
Lenscrafters                   --/--/--           18,200          16%          $638,649          28%         $35.09       07/01/2007
------------------------------------------------------------------------------------------------------------------------------------
Guitar Center                  --/B1/BB           16,285          15%          $233,740          10%         $14.35       11/06/2009
------------------------------------------------------------------------------------------------------------------------------------
Ultimate Fitness               --/--/--            9,000           8%           $65,225           3%          $7.25       08/31/2007
------------------------------------------------------------------------------------------------------------------------------------
Ski Barn                       --/--/--            7,850           7%          $128,567           6%         $16.38       08/18/2009
------------------------------------------------------------------------------------------------------------------------------------
Green's Court Restaurant       --/--/--            6,440           6%          $115,393           5%         $17.92       09/01/2006
------------------------------------------------------------------------------------------------------------------------------------
Goalie School                  --/--/--            3,000           3%           $24,000           1%          $8.00           MTM
------------------------------------------------------------------------------------------------------------------------------------
Oxford Pharmacy                --/--/--            1,200           1%           $21,600           1%         $18.00           MTM
------------------------------------------------------------------------------------------------------------------------------------
Verizon                         A+/A3/A              252           0%           $33,821           1%        $134.21       02/01/2007
------------------------------------------------------------------------------------------------------------------------------------
Billboard Space                --/--/--                0           0%           $16,224           1%            NAP           MTM
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           111,462         100%        $2,276,787         100%         $20.28
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                     NAP                NAP          NAP               NAP          NAP            NAP         NAP
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                      NAP                NAP          NAP               NAP          NAP            NAP         NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           111,462         100%        $2,276,787         100%         $20.28
------------------------------------------------------------------------------------------------------------------------------------

(1)   The above schedule only reflects the square footage leased to and the income derived from the 111,462 square feet of retail space at the 1 Route
      46 West Property.

(2)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)   May not sum to 100% due to rounding.

                                      T-61

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

-------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE(1)

                                     AVERAGE        % OF TOTAL                          % OF TOTAL        CUMULATIVE % OF TOTAL
                  # OF LEASES   UNDERWRITTEN RENT   SQUARE FEET   CUMULATIVE % OF   UNDERWRITTEN RENTAL    UNDERWRITTEN RENTAL
    YEAR            ROLLING      PER SF ROLLING       ROLLING       SF ROLLING       REVENUES ROLLING       REVENUES ROLLING
-------------------------------------------------------------------------------------------------------------------------------

   Vacant             --               --               --               --                 --                      --
-------------------------------------------------------------------------------------------------------------------------------
     MTM               3              14.72             4%               4%                 3%                      3%
-------------------------------------------------------------------------------------------------------------------------------
    2006               1              17.92             6%              10%                 5%                      8%
-------------------------------------------------------------------------------------------------------------------------------
    2007               3              26.87             25%             34%                 32%                    40%
-------------------------------------------------------------------------------------------------------------------------------
    2008              --               --               --              34%                 --                     40%
-------------------------------------------------------------------------------------------------------------------------------
    2009               2              15.01             22%             56%                 16%                    56%
-------------------------------------------------------------------------------------------------------------------------------
    2010              --               --               --              56%                 --                     56%
-------------------------------------------------------------------------------------------------------------------------------
    2011              --               --               --              56%                 --                     56%
-------------------------------------------------------------------------------------------------------------------------------
    2012              --               --               --              56%                 --                     56%
-------------------------------------------------------------------------------------------------------------------------------
    2013               1              20.35             23%             79%                 23%                    79%
-------------------------------------------------------------------------------------------------------------------------------
    2014              --               --               --              79%                 --                     79%
-------------------------------------------------------------------------------------------------------------------------------
    2015               1              20.25             21%            100%                 21%                   100%
-------------------------------------------------------------------------------------------------------------------------------
2016 & Beyond         --               --               --             100%                 --                    100%
-------------------------------------------------------------------------------------------------------------------------------

(1)   The above schedule only reflects the square footage leased to and the income derived from the 111,462 square feet of retail space at the 1 Route
      46 West Property.

      ESCROWS AND RESERVES. Real estate tax and insurance reserves spring if (i)
an event of default occurs, (ii) the 1 Route 46 West Borrower fails to provide evidence of payment, or (iii) the DSCR based on the previous 6 months falls below 1.15x. Cap Ex reserves spring if the DSCR based on the previous 6 months falls below 1.15x. TI/LC reserves spring if the DSCR based on the previous 6 months falls below 1.15x or the occupancy at the 1 Route West 46 Property falls below 60%.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 1 Route 46 West Loan.

      PROPERTY MANAGEMENT. The 1 Route 46 West Property is managed by Holiday
46, SPE, Inc., which is an affiliate of 1 Route 46 West Borrower.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not Allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The 1 Route
46 West Borrower may incur additional secured debt subject to restrictions and subordination as detailed in the loan documents including but not limited to:
(i) there is no event of default, (ii) the combined LTV ratio is not greater than 75%, and (iii) the combined DSCR is not less than 1.75x.

      RELEASE OF PARCELS. Not Allowed.

      Certain additional information regarding the 1 Route 46 West Loan and the
1 Route 46 West Property is set forth on Appendix II hereto.

                                      T-62

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      T-63

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
            MORTGAGE LOAN NO. 10 - HOPEWELL CROSSING SHOPPING CENTER
--------------------------------------------------------------------------------

              [HOPEWELL CROSSING SHOPPING CENTER PICTURES OMITTED]

                                      T-64

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
            MORTGAGE LOAN NO. 10 - HOPEWELL CROSSING SHOPPING CENTER
--------------------------------------------------------------------------------

                 [HOPEWELL CROSSING SHOPPING CENTER MAP OMITTED]

                                      T-65

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

--------------------------------------------------------------------------------
            MORTGAGE LOAN NO. 10 - HOPEWELL CROSSING SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                       $23,000,000

CUT-OFF DATE BALANCE:                   $22,932,846

LOAN PURPOSE:                           Refinance

SHADOW RATING (MOODY'S/FITCH):          NAP

FIRST PAYMENT DATE:                     March 1, 2006

INTEREST RATE:                          6.35%

AMORTIZATION:                           300 months

ARD:                                    NAP

HYPERAMORTIZATION:                      NAP

MATURITY DATE:                          February 1, 2021

EXPECTED MATURITY BALANCE:              $14,104,641

SPONSORS:                               Kenneth Cohen; Louis B. Rappaport;
                                        Jonathan Gelmen; David Kasoff; Anthony
                                        Mazucca

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Locked out until the earlier of March
                                        1, 2009 or 2 years after the REMIC
                                        "start-up" day, with U.S. Treasury
                                        defeasance thereafter.  Prepayable
                                        without penalty from and after
                                        November 1, 2020.

LOAN PER SF:                            $210.41

UP-FRONT RESERVES:                      RE Tax:         $21,120

                                        Other:          $5,154,386

ONGOING RESERVES:                       RE Tax:         $21,120 /  month

                                        Insurance:      Springing

LOCKBOX:                                None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Retail

PROPERTY SUB-TYPE:                      Anchored

LOCATION:                               Hopewell, NJ

YEAR BUILT/RENOVATED:                   2005 / NAP

PERCENT LEASED(1):                      99.0%

SQUARE FOOTAGE:                         108,993

THE COLLATERAL:                         Multi-tenant grocery anchored retail
                                        center

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Hopewell TC Management, LLC

MOST RECENT NET OP. INCOME:             NAP

2ND MOST RECENT NET OP. INCOME:         NAP

3RD MOST RECENT NET OP. INCOME:         NAP

U/W NET OP. INCOME:                     $2,196,886

U/W NET CASH FLOW:                      $2,158,740

U/W OCCUPANCY:                          96.0%

APPRAISED VALUE:                        $32,300,000

CUT-OFF DATE LTV:                       71.0%

MATURITY DATE LTV:                      43.7%

DSCR:                                   1.17x

POST IO DSCR:                           NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated January 20, 2006.

THE HOPEWELL CROSSING SHOPPING CENTER LOAN

      THE LOAN. The tenth largest loan (the "Hopewell Crossing Shopping Center
Loan") as evidenced by the Secured Promissory Note (the "Hopewell Crossing
Shopping Center Note") is secured by a first priority fee Mortgage and Security
Agreement, Assignment of Deed of Trust and Assignment of Leases and Rents (the
"Hopewell Crossing Shopping Center Mortgage") encumbering the 108,993 square foot anchored retail center known as Hopewell Crossing Shopping Center, located in Hopewell, New Jersey (the "Hopewell Crossing Shopping Center Property"). The
Hopewell Crossing Shopping Center Loan was originated on January 20, 2006 by or on behalf of Principal Commercial Funding, LLC.

      THE BORROWER. The borrower is a tenant in common structure which consists of Hopewell TC Investment, L.P. and Hopewell Town Center Associates, L.P. (the
"Hopewell Crossing Shopping Center Borrower"). Each tenant in common owns a 50%
undivided tenant-in-common interest in the Hopewell Crossing Shopping Center
Property. Hopewell TC Management LLC & Hopewell TC Associates Inc., the managing members in each respective entity, are comprised of Ken Cohen, Louis Rappaport,
John Gelmen, David Kasoff, and

                                      T-66

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

Anthony Mazucca. Each of these individuals are also the sponsors of the Hopewell
Crossing Shopping Center Loan. Combined, the sponsors have 125 years of real estate experience.

      THE PROPERTY. The Hopewell Crossing Shopping Center Property is a Super
Stop & Shop anchored shopping center comprised of 98,627 square feet of retail space, 10,366 square feet of 2nd story office space and 3 pad sites. The property was constructed in 2005. The property is located on 26.52 acres of land and onsite parking is provided for 554 vehicles (5.08 spaces/1,000 square feet).
The Hopewell Crossing Shopping Center Property is located at the lighted intersection of Route 31 and Denow Road, in Hopewell, Mercer County, New Jersey.
Ingress/egress are provided to the property from Route 31 and Denow Road and traffic counts at the property are 28,000 vehicles/day. Hopewell is located 10 miles north of Trenton, 8 miles west of Princeton, 45 miles northeast of
Philadelphia, and is approximately 60 miles southwest of New York.

-------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE

                                AVERAGE CONTRACT                                        % OF TOTAL        CUMULATIVE % OF TOTAL
                                      RENT           % OF TOTAL                      CONTRACT RENTAL         CONTRACT RENTAL
                  # OF LEASES   (ANNUALIZED) PER    SQUARE FEET    CUMULATIVE %        (ANNUALIZED)       (ANNUALIZED) REVENUES
    YEAR            ROLLING        SF ROLLING         ROLLING     OF SF ROLLING      REVENUES ROLLING            ROLLING
-------------------------------------------------------------------------------------------------------------------------------

   Vacant              --              --                1%             1%                  --                      --
-------------------------------------------------------------------------------------------------------------------------------
    2006               --              --                0%             1%                  --                      --
-------------------------------------------------------------------------------------------------------------------------------
    2007               --              --                0%             1%                  --                      --
-------------------------------------------------------------------------------------------------------------------------------
    2008               1             $23.00              2%             3%                  2%                      2%
-------------------------------------------------------------------------------------------------------------------------------
    2009               1             $15.27              2%             4%                  1%                      3%
-------------------------------------------------------------------------------------------------------------------------------
    2010               7             $20.37             21%            25%                 22%                     25%
-------------------------------------------------------------------------------------------------------------------------------
    2011               5             $19.88             12%            37%                 12%                     37%
-------------------------------------------------------------------------------------------------------------------------------
    2012               --              --                --            37%                  --                     37%
-------------------------------------------------------------------------------------------------------------------------------
    2013               --              --                --            37%                  --                     37%
-------------------------------------------------------------------------------------------------------------------------------
    2014               --              --                --            37%                  --                     37%
-------------------------------------------------------------------------------------------------------------------------------
    2015               5             $24.73             10%            46%                 12%                     50%
-------------------------------------------------------------------------------------------------------------------------------
2016 & Beyond          2             $18.26             54%           100%                 50%                    100%
-------------------------------------------------------------------------------------------------------------------------------

       The following table presents certain information relating to the major tenants at the Hopewell Crossing Shopping Center Property:

------------------------------------------------------------------------------------------------------------------------------------
                                   CREDIT RATING                             ANNUALIZED    % OF TOTAL      ANNUALIZED
                                      (FITCH/                                 CONTRACT     ANNUALIZED     CONTRACT RENT     LEASE
          TENANT NAME              MOODY'S/S&P)    TENANT NRSF   % OF NRSF    RENT ($)    CONTRACT RENT   ($ PER NRSF)    EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Stop & Shop Supermarket Company     BB/Ba1/BB+       56,754        52.1%     $1,035,761       49.1%          $18.25       06/1/2025
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                               56,754        52.1%     $1,035,761       49.1%          $18.25
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                           NAP          51,139        46.9%     $1,073,447       50.9%          $20.99        Various
------------------------------------------------------------------------------------------------------------------------------------
Vacant                                  NAP           1,100        1.0%        $0.00          0.0%            $0.00          NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                               108,993      100.0%     $2,109,208      100.0%          $19.35
------------------------------------------------------------------------------------------------------------------------------------

      ESCROWS AND RESERVES. The Hopewell Crossing Shopping Center Borrower
deposited three escrows at closing. First an escrow of $4,700,000 until Super
Stop & Shop is in full occupancy. These funds will be released upon: 1) The premises stabilizing and maintaining contractual NNN base rental payments
(including pad sites) of at least $2,272,000 annualized without concessions or annualized actual discounts; 2) Satisfaction of lender's standard release requirements; 3) DSCR of 1.20x, based on actual NOI; 4) The premises being 95%
leased and occupied; 5) Super Stop & Shop is in full occupancy & paying rent;
and 6) the remaining construction close-out items have been completed and paid for. Second, an escrow of $387,786 until Blue Ribbon Industries, Hopewell Valley
Community Bank, Valley Liquors, Huntington Learning Center, Gloria Nilson GMAC,
The Learning Experience, Hopewell Physical Therapy, and Adio Chiropractic take occupancy and begin paying rent. Lastly, an escrow of $66,600, until Super Stop
& Shop opens and the tenants paying discounted rents begin paying 100% rent.
Also upon occurrence of an event of default, Hopewell Crossing Shopping Center
Borrower is required to deposit monthly 1/12th of the estimated annual insurance premium costs.

      LOCKBOX AND CASH MANAGEMENT. None.

      PROPERTY MANAGEMENT. The Hopewell Crossing Shopping Center Property is
managed by Hopewell TC Management, LLC which is an affiliate of the Hopewell
Crossing Shopping Center Borrower. The management agreement is subordinate to the Hopewell Crossing Shopping Center Loan. Hopewell TC Management, LLC is a
real estate investment and development company comprised of John

                                      T-67

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

Gelman, Ken Cohen, and Louis Rappaport, who are three of the sponsors for the
Hopewell Crossing Shopping Center loan. These three sponsors currently manage a diversified portfolio totaling 2.2 million square feet of retail and industrial properties in Pennsylvania, New Jersey, and Massachusetts.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Hopewell Crossing Shopping
Center Loan and the Hopewell Crossing Shopping Center Property is set forth on
Appendix II hereto.

                                      T-68

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      T-69

                          $1,540,620,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-TOP22

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                      T-70

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the "Statement Regarding Assumptions and
Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information
(paydown factors, rate resets, remittance reports and trustee statements).
Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates.
We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to
ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.